UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07445

SEI Asset Allocation Trust

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: March 31, 2022

Date of reporting period: March 31, 2022

Item 1.	Reports to Stockholders.

March 31, 2022

ANNUAL REPORT

SEI Asset Allocation Trust

❯	Defensive Strategy Fund

❯	Defensive Strategy Allocation Fund

❯	Conservative Strategy Fund

❯	Conservative Strategy Allocation Fund

❯	Moderate Strategy Fund

❯	Moderate Strategy Allocation Fund

❯	Aggressive Strategy Fund

❯	Tax-Managed Aggressive Strategy Fund

❯	Core Market Strategy Fund

❯	Core Market Strategy Allocation Fund

❯	Market Growth Strategy Fund

❯	Market Growth Strategy Allocation Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	7
Schedules of Investments	31
Statements of Assets and Liabilities	50
Statements of Operations	52
Statements of Changes in Net Assets	54
Financial Highlights	58
Notes to Financial Statements	62
Report of Independent Registered Public Accounting Firm	73
Trustees and Officers of the Trust	74
Disclosures of Fund Expenses	78
Board of Trustees Considerations in Approving the Advisory Agreement	80
Notice to Shareholders	83

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

March 31, 2022 (Unaudited)

To our Shareholders:

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns over new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022.

Tightening supply-chain dynamics contributed to higher prices for both consumers and producers; this caused input prices for a wide variety of goods to increase, resulting in higher prices for consumers as well. Intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation. The U.S. Treasury yield curve flattened, especially over the last few months of the fiscal year, as the Federal Reserve (Fed) prepared to hike rates. U.S. Treasury yields on the shorter end of the curve rose in greater magnitude than the long end as the yield on 2-year Treasurys rose by 212 basis points, while the yield on 10-year Treasurys rose 58 basis points and the yield on 30-year Treasurys was nearly unchanged.

Geopolitical Events

In February 2022, the six-millionth victim of the COVID-19 outbreak was claimed globally, including over 900,000 in the U.S. alone. The final quarter of the period was defined predominantly by markets digesting the potential impact of the Omicron variant discovered in South Africa. Case numbers soared over this period as the new variant proved to be highly transmissible, though by most accounts it was also less severe.

The U.S. Congress voted to raise the debt ceiling (that is, the federal government’s borrowing limit) twice during the period—first with an October stopgap hike of $480 billion, and then with a December increase of $2.5 trillion—which is expected to cover spending through early 2023. President Joe Biden signed the Infrastructure Investment and Jobs Act—a multi-year infrastructure funding bill—into law during November. The initiative appropriated $1.2 trillion (including $550 billion above baseline spending), with nearly $300 billion of new spending to fund transportation projects over the next decade, another $65 billion apiece dedicated to broadband internet and power grid projects, and $55 billion reserved for water infrastructure.

Western nations responded to Russia’s invasion of Ukraine in late February with an array of sanctions, bans, and other coordinated actions—largely focused on disrupting the country’s financial, energy, technology and transportation activities, as well as state-owned enterprises and high-profile individuals in public and business positions. In addition to having mounted a fierce resistance to Russia’s invasion, Ukraine submitted a formal application for admission to the EU.

The imposition of coordinated sanctions effectively blocked Russian entities from trade in major foreign currencies. The Russian Central Bank was forced to increase its benchmark rate by a considerable 10.5%, to 20.0%; offer unlimited liquidity support to banks as they faced runs; raise capital controls on exporters and residents; and shutter its financial markets. By mid-March, the EU had instituted a broad ban on investments in Russia as well as exports to and imports from the country (although imports of Russian metals and energy are still permitted).

Economic Performance

The U.S. economy expanded at an annualized 6.7% during the second quarter of 2021, just above the first-quarter pace, as service-oriented businesses saw continued gains from the rise in vaccinations and re-openings. A 2.3% annualized growth pace in the third quarter was the slowest increase since the end of the 2020 recession, as slowdowns in consumer spending and supply-chain issues challenged growth. Gross domestic product (GDP) jumped to a 6.9% annualized rate in the fourth quarter of 2021 and resulted in a 5.7% gain for the entire year, the strongest figure since 1984. Toward the end of the period, a widely followed tracking estimate from the Federal Reserve Bank of Atlanta put first-quarter growth at 1.1% as declining help from fiscal and monetary policy was expected to put a check on growth.

The U.S. unemployment rate declined gradually during the period, with the final figure settling near a 50-year low at 3.6% in February 2022, down from 6.0% a year earlier. The labor-force participation rate ended at 62.4%, up from

SEI Asset Allocation Trust / Annual Report / March 31, 2022

LETTER TO SHAREHOLDERS (Continued)

March 31, 2022 (Unaudited)

61.5% a year earlier. Average hourly earnings gained 5.6% over the fiscal year, as employers responded to pressure from a tight labor market and looked to boost pay in order to fill vacant positions.

The FOMC voted to increase the federal-funds rate by 0.25% in mid-March—its first rate hike since December 2018—after making a final $30 billion round of new asset purchases. The central bank had released a statement in January outlining principles for reducing the size of its balance sheet and stated in March that it “expects to begin reducing its holdings of Treasury securities and agency debt and agency mortgage-backed securities at a coming meeting.” Its latest quarterly Summary of Economic Projections, released in conjunction with its March policy statement, showed a decline in the median real GDP projection for 2022 (to 2.8% from 4.0% in December) as well as an increase in broad inflation expectations for 2022 (to 4.3% from 2.6%) and smaller increases for anticipated inflation in 2023 and 2024. The median outlook for the federal-funds rate increased to 1.9% for 2022 (from 0.9% in December) and 2.8% for 2023 (from 1.6%).

Market Developments

The S&P 500 Index returned 15.65% during the fiscal year. Large-cap value stocks (as measured by the Russell 1000 Value Index) gained 11.67% but lagged large-cap growth stocks (as measured by the Russell 1000 Growth Index), which rose 14.98%. At the sector level, energy, real estate and information technology led, while telecommunication services, capital goods and industrials lagged.

U.S. large-cap stocks (Russell 1000 Index) finished the reporting period up 13.27%, while small-cap stocks (Russell 2000 Index) finished the period down 5.79%. The decline in small caps came from its growth names; the Russell 2000 Growth Index gave back 14.33% during the period, while the Russell 2000 Value Index gained 3.32%.

Overall, U.S. equities outpaced major developed markets during the fiscal year. Developed markets, as measured by the MSCI World Index (Net) (USD), finished up 10.12% for the year, outperforming emerging markets. The MSCI Emerging Markets Index (Net) (USD) finished the reporting period down 11.37% in U.S. dollar terms, as a strong U.S. dollar and anticipation of tighter monetary conditions was a headwind. The best-performing region was EM Latin America, which was helped by surging commodity prices and a relatively calm political environment; EM Europe was the worst-performing region as stocks with business exposure to Russia plummeted over the last few weeks due to the Russian invasion in Ukraine.

The MSCI Europe Index (USD) advanced 3.51%. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, rose 7.28% in U.S. dollar terms. The FTSE UK Series All-Share Index recorded a 7.87% gain in U.S. dollar terms over the full reporting period.

U.S. investment-grade corporate debt was lower; the Bloomberg US Corporate Investment Grade Index gave back 4.20% as the rise in interest rates had a negative impact on returns (bond prices move inversely to interest rates). U.S. asset-backed securities also declined during the fiscal year, as did mortgage-backed securities, which were challenged by elevated supply and fast prepayment speeds.

U.S. high-yield bonds, which have less interest-rate sensitivity than Treasurys, outperformed U.S. government bonds as investors searched for yield; the escalation of COVID-19 also did not lead to the high default rates predicted early in the crisis. The U.S. government bond market, as measured by the Bloomberg Long US Government Bond Index, was 1.46% lower during the reporting period, while U.S. high-yield bonds, as measured by the ICE BofA US High Yield Constrained Index, moderated 0.30% lower. Within the high-yield market, energy remained the largest sector, and it easily outperformed the broader market.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were positive during the period. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished up 49.25% over the full one-year period; the Bloomberg 1-10 Year US TIPS Index (USD) moved 3.78% higher during the reporting period, fueled by rising inflation expectations.

Global fixed income, as measured by the Bloomberg Global Aggregate Index, was down 6.40%. Emerging-market debt (EMD) delivered negative performance due to the expectation that central bank rate hikes would slow emerging-market growth; inflation, which remained higher and more persistent than in the developed world, was also a challenge. The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified, which tracks local-currency-denominated EM bonds, dropped 8.53% in U.S. dollar terms. The JP Morgan Emerging Markets

SEI Asset Allocation Trust / Annual Report / March 31, 2022

Bond Index (EMBI) Global Diversified, which tracks EMD denominated in external currencies (such as the U.S. dollar), was down 7.44%.

The U.S. dollar gradually climbed during the fiscal year (relative to a trade-weighted basket of foreign currencies) and finished near its period high. West Texas Intermediate crude-oil reached a 14-year high near the end of the fiscal year, finishing up almost 70% for the full period.

Our View

Like the pandemic that hit with full force this time two years ago, no one knows how long the Russian invasion of Ukraine will last or how extensive its impact will be on the global economy. However, our experience with COVID-19 and the economic and financial response to prior geopolitical events serve as a guide.

Pre-invasion, we were optimistic that global economic growth would remain solid as countries eased their COVID-19-related restrictions. Europe was expected to improve at least as fast as the U.S., if not faster. This is now a questionable assumption. We cannot emphasize enough how uncertain the economic environment has become. Instead of seeing a normalization of activity with fewer supply-chain snafus and easing COVID-19 restrictions, we are witnessing a war that is expected to extend and exacerbate the “everything shortage.”

Although Russia’s GDP amounted to just 1.8% of the world’s total in 2020 (about the same as Brazil), its importance as a commodity exporter cannot be denied. Disruption to the supply of several globally traded commodities has had a predictable result: yet another leap in commodity-price inflation.

While supply-chain pressures eased in January and February, they were still at exceptionally high levels relative to history. We think the odds favor a return to their previous peaks as freight carriers suspend Russian bookings and increase rates in response to pileups, higher energy costs, and hazardous geopolitical conditions. COVID-19-related disruptions in Asia also remain an ever-present threat.

It is fortunate for the advanced economies that households and businesses were in mostly good financial shape coming into the crisis.

Year-over-year growth in employment was continuing to accelerate heading into 2022 despite the Omicron outbreak. The U.S., Canada, France, and Italy have been recording gains well ahead of their longer-term trends. Job growth in Germany and the U.K. is still at or slightly above the pre-pandemic trend after having experienced smaller year-on-year declines during the 2020 pandemic lockdowns.

Despite this labor-market vibrancy, workers’ wages have begun to fall behind the high inflation rates recorded in the U.S. and elsewhere. One would think that a contraction in real compensation is a sure sign that an economic recession is already underway. Yet, we believe that is not the case. Median wage growth in the U.S. for the lowest-income quartile is up 5.9% over the 12 months ended February, nearly matching the rise in the Fed’s PCE Price index for overall personal-consumption expenditures. By comparison, the overall median wage gain for this period amounted to only 4.3%.

While wage gains are lagging inflation at the upper quartiles, higher-income groups have benefited from the boom in home prices and the long bull market in financial assets; they also hold the bulk of excess saving that built up during the pandemic.

Although incomes in the aggregate are not keeping up with inflation, we anticipate that households will draw down savings and increase debt in an effort to maintain living standards. In the U.S., the household saving rate has already fallen to 6.3% of disposable income from an average of 7.5% over the 2014-to-2019 period. Between 2005 and 2007, by contrast, the saving rate averaged less than 4%. Today, each percentage-point drop in the saving rate would translate into a 4% gain in nominal GDP.

Businesses face a similar scenario. The long period of ultra-low interest rates has allowed companies to engage in a refinancing boom. Earnings before interest and taxes in the U.S. non-financial corporate sector are at the highest ratio in more than 50 years.

Meanwhile, Russia’s aggression toward Ukraine has placed government leaders in the U.S., Europe and other advanced countries in a quandary. They have been tasked with responding urgently to the crisis by providing support while simultaneously pulling back on monetary and fiscal excesses that are partially to blame for the worst

SEI Asset Allocation Trust / Annual Report / March 31, 2022

LETTER TO SHAREHOLDERS (Concluded)

March 31, 2022 (Unaudited)

inflation in decades. We think that European governments will seek to mitigate the invasion-induced impact of spiking fuel and electricity costs, the influx of Ukrainian refugees, and make a significant upward adjustment in defense spending.

By contrast, the U.S. fiscal response to inflation is likely to be far less robust as it remains bedeviled by political gridlock. Not only has the U.S. registered one the largest increases in emergency spending among the major economies over the last two years, it also has one of the worst inflation problems at a time when the domestic political environment is in an extremely fractious state. Granted, the Democrats and the Republicans in Congress have been able to work together recently to finally enact a budget agreement for the current fiscal year (almost six months late), along with a debt-ceiling increase and a $13.6 billion aid package for Ukraine. It probably will be difficult to pass additional legislation aimed at supporting the domestic economy between now and the November mid-term elections.

Turning to monetary policy, the move toward higher interest rates and the end of quantitative easing appear to be a global trend (with the main exception of Japan).

Households and businesses were in strong financial shape coming into this rate-hiking cycle at a time when there is a great deal of pent-up demand. It may well take some time to put a big dent in this economic momentum. We suspect the economy will eventually tip into recession if the Fed and other central banks are forced to raise rates well above the inflation rate. That may happen during the current cycle if inflation proves harder to tamp down than currently anticipated.

There is no denying that these conditions present major challenges for financial assets beyond the uncertainties caused by war. This is especially so for long-duration assets such as growth-oriented equities that trade at higher price-to-earnings ratios and longer-maturity bonds.

Commodity markets have been surging due to the shortages caused by COVID-19 disruptions, and now by the war in Ukraine. U.S. value stocks have held up relatively well in the year to date, led by a large absolute price gain in the energy sector and better-than-benchmark performances in financials, utilities, industrials, materials and healthcare (as measured by the S&P 500 Index). Meanwhile, technology companies and equities with high valuations have suffered as earnings multiples contracted amid the climb in bond yields, while the decline in the bond market itself is especially notable.

In emerging markets, Latin America has bucked the trend seen in other geographies as the region generally benefits from the rise in commodity prices. The jump in interest rates in countries like Brazil and Mexico has also stabilized their currencies against the U.S. dollar despite currently high domestic rates of inflation.

Europe and Asia have been comparatively poor performers thus far in 2022. Even before the invasion, the emerging stock markets in Europe were giving ground as tensions ramped up between Russia and Ukraine.

Emerging Asia, a major consumer of commodities, also has lost ground. COVID-19 has continued to exert an impact on economic activity. The technology sector in China remains under pressure, although strong government verbal support resulted in a big rally in the middle of March.

Amid all this variability in performance, emerging markets appear to be fertile ground for active management. Volatile environments provide an opportunity for active managers to review exposures in an effort to weed out likely losers from winners.

Periods of crisis and instability are worrying for all investors, particularly as the turn of events in the short term can be difficult to predict. We saw this in the first weeks following Russia’s invasion of Ukraine, as impacts from the crisis overwhelmed more traditional market drivers.

During times like these, one of the greatest mistakes an investor can commit is to panic and indiscriminately make changes for fear of losing money. In periods of unusual stress, a clear philosophy and process can guide calm, rational, long-term decision making.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

Sincerely,

James Smigiel Chief Investment Officer

SEI Asset Allocation Trust / Annual Report / March 31, 2022

Definition of Indices*

Bloomberg Global Aggregate Index is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg US Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Bloomberg US Corporate Investment Grade Index is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Dow Jones Industrial Average The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA US High Yield Constrained Index tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

JP Morgan EMBI Global Diversified Index tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI Emerging Markets Index is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI Europe Index is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets.

Russell 1000 Index includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index is an unmanaged, market-weighted index that consists of approximately 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

*

An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Defensive Strategy Fund

I. Objective

The Defensive Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing current income and the opportunity for limited capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2022, the Fund’s Class F shares returned 0.41%. The Fund’s primary benchmark—the Bloomberg US Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market—returned -4.15%.

IV. Fund Attribution

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns due to new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022. U.S. equities led international equities and were the top-performing asset class over the period, with strong positive returns in the second and fourth quarters of 2021, though they gave back some of those gains in the first quarter of 2022. Large caps were the best-performing market capitalization within the U.S., while small caps performed negatively over the fiscal year.

Fixed-income markets struggled in general as yields rose in the first quarter of 2022. On March 16, the Federal Reserve hiked the federal-funds rate for the first time since the COVID-19 pandemic began. This was in line with market expectations and was priced into fixed-income markets prior to the official announcement. Inflation expectations continued to increase as the war in Ukraine began, supply-chain bottlenecks arose, and energy prices exhibited massive volatility. The yield on 10-year U.S. Treasurys was 1.74% at the end of March 2021 and moved up to 2.32% by the end of March 2022, while the yield on 2-year U.S. Treasurys moved from 0.16% to 2.28% during the period. Supply-chain issues and increasing inflation expectations paved the way for commodities to surge forward as the best-performing asset class during the period. WTI crude surged due to the war in Ukraine. Prices spiked and hit a peak in early March at over $123 per barrel. The U.S. dollar appreciated over the fiscal period as well compared to the euro, yen, and British pound.

The Fund’s largest allocations were in the SDIT Short-Duration Government Fund, SIMT Multi-Asset Capital Stability Fund and SIMT Conservative Income Fund. None of the three contributed to positive Fund performance, and of the three, SIMT Conservative Income was the best performing as it finished flat during the period. The SDIT Short-Duration Government Fund was the worst-performing fund during the period due to rate hikes in March.

The SIMT Multi-Asset Inflation Managed Fund was the top-performing fund as commodity exposure was rewarded during the year. Supply-chain shortages continued, and increasing expectations of a recovery in economic growth helped push prices in these assets higher. The SIMT U.S. Managed Volatility Fund and SIMT Global Managed Volatility Fund were also contributors to the Fund. These funds generally seek to achieve equity-like returns with lower levels of volatility than their respective benchmarks. The funds performed well in absolute terms given their exposure to broad equity markets.

There were no tactical tilts during the reporting period.

The Fund outperformed the Bloomberg US Aggregate Bond Index over the fiscal year due to its allocations toward commodities and managed-volatility funds. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Defensive Strategy Fund (Concluded)

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Fund, Class F	0.41%	2.36%	2.25%	1.99%	2.23%
Defensive Strategy Fund, Class I	0.09%	2.12%	1.99%	1.72%	1.98%
Bloomberg U.S. Aggregate Bond Index*	-4.15%	1.69%	2.14%	2.24%	3.62%
S&P 500 Index**	15.65%	18.92%	15.99%	14.64%	10.50%
ICE BofA 3-Month U.S. Treasury Bill Index***	0.06%	0.81%	1.13%	0.63%	1.25%

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Fund, Class F and Class I, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the ICE BofA 3-Month U.S. Treasury Bill Index.

[1]

For the year ended March 31, 2022. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

**	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
***	The ICE BofA 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Defensive Strategy Allocation Fund

I. Objective

The Defensive Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing the opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2022, the Fund’s Class F shares returned 0.18%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 15.65%.

IV. Fund Attribution

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns due to new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022. U.S. equities led international equities and were the top-performing asset class over the period, with strong positive returns in the second and fourth quarters of 2021, though they gave back some of those gains in the first quarter of 2022. Large caps were the best-performing market capitalization within the U.S., while small caps performed negatively over the fiscal year.

Fixed-income markets struggled in general as yields rose in the first quarter of 2022. On March 16, the Federal Reserve hiked the federal-funds rate for the first time since the COVID-19 pandemic began. This was in line with market expectations and was priced into fixed-income markets prior to the official announcement. Inflation expectations continued to increase as the war in Ukraine began, supply-chain bottlenecks arose, and energy prices exhibited massive volatility. The yield on 10-year U.S. Treasurys was 1.74% at the end of March 2021, and moved up to 2.32% by the end of March 2022, while the yield on 2-year U.S. Treasurys moved from 0.16% to 2.28% during the period. Supply-chain issues and increasing inflation expectations paved the way for commodities to surge forward as the best-performing asset class during the period. WTI crude surged due to the war in Ukraine. Prices spiked and hit a peak in early March at over $123 per barrel. The U.S. dollar appreciated over the fiscal period as well compared to the euro, yen, and British pound.

The Fund’s largest allocations consisted of the SDIT Government Fund and the SIMT High Yield Bond Fund. The latter strongly outperformed its benchmark over the period, contributing positive returns to the Fund. The former slightly outperformed its benchmark over the period. Overall, both funds contributed alpha, and performance exceeded expectations compared to the Bloomberg US Aggregate Bond Index over the period.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Allocation Fund, Class F	0.18%	-4.09%	0.05%	4.77%	5.40%
S&P 500 Index*	15.65%	18.92%	15.99%	14.64%	10.50%
Bloomberg U.S. Aggregate Bond Index**	-4.15%	1.69%	2.14%	2.24%	3.62%

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Defensive Strategy Allocation Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Allocation Fund, Class F, the S&P 500 Index, and the Bloomberg U.S. Aggregate Bond Index.

[1]

For the year ended March 31, 2022. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Conservative Strategy Fund

I. Objective

The Conservative Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2022, the Fund’s Class F shares returned 1.56%. The Fund’s primary benchmark—the Bloomberg US Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market—returned -4.15%.

IV. Fund Attribution

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns due to new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022. U.S. equities led international equities and were the top-performing asset class over the period, with strong positive returns in the second and fourth quarters of 2021, though they gave back some of those gains in the first quarter of 2022. Large caps were the best-performing market capitalization within the U.S., while small caps performed negatively over the fiscal year.

Fixed-income markets struggled in general as yields rose in the first quarter of 2022. On March 16, the Federal Reserve hiked the federal-funds rate for the first time since the COVID-19 pandemic began. This was in line with market expectations and was priced into fixed-income markets prior to the official announcement. Inflation expectations continued to increase as the war in Ukraine began, supply-chain bottlenecks arose, and energy prices exhibited massive volatility. The yield on 10-year U.S. Treasurys was 1.74% at the end of March 2021, and moved up to 2.32% by the end of March 2022, while the yield on 2-year U.S. Treasurys moved from 0.16% to 2.28% during the period. Supply-chain issues and increasing inflation expectations paved the way for commodities to surge forward as the best-performing asset class during the period. WTI crude surged due to the war in Ukraine. Prices spiked and hit a peak in early March at over $123 per barrel. The U.S. dollar appreciated over the fiscal period as well compared to the euro, yen, and British pound.

The Fund’s largest allocations were in the SIMT Multi-Asset Capital Stability Fund, SDIT Short-Duration Government Fund and SIMT Core Fixed Income Fund. All of these funds detracted from Fund performance. The SIMT Core Fixed Fund was the worst-performing fund during the period as fixed-income assets struggled.

The largest absolute contributors overall were the SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund. These funds generally seek to achieve equity-like returns with lower levels of volatility than their respective benchmarks. The funds performed well in absolute terms given their exposure to broad equity markets. The SIMT Multi-Asset Inflation Managed Fund also contributed to performance as commodity exposure was rewarded during the year. Supply-chain shortages continued, and increasing expectations of a recovery in economic growth helped push prices in these assets higher.

There were no tactical tilts during the reporting period.

The Fund outperformed the Bloomberg US Aggregate Bond Index over the fiscal year due to its allocations toward commodities and managed-volatility funds. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund.

The Fund outperformed the Bloomberg U.S. Aggregate Bond Index over the fiscal year, as all funds except SDIT Government and SIMT Conservative Income outperformed the Fund’s primary benchmark.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Conservative Strategy Fund (Concluded)

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Fund, Class F	1.56%	3.40%	3.22%	3.28%	3.27%
Conservative Strategy Fund, Class D	0.64%	2.58%	2.39%	2.43%	2.52%
Conservative Strategy Fund, Class I	1.35%	3.14%	2.95%	3.03%	3.12%
S&P 500 Index*	15.65%	18.92%	15.99%	14.64%	10.50%
Bloomberg U.S. Aggregate Bond Index**	-4.15%	1.69%	2.14%	2.24%	3.62%
ICE BofA 3-Month U.S. Treasury Bill Index***	0.06%	0.81%	1.13%	0.63%	1.25%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the ICE BofA 3-Month U.S. Treasury Bill Index.

[1]

For the year ended March 31, 2022. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. The Fund’s Class D Shares commenced operations on March 25, 2011. For periods prior to March 25, 2011, the performance of the Fund’s Class F Shares, adjusted for the higher total annual fund operating expenses of the Class D Shares has been used. Returns for Class D Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class D Shares have higher total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The ICE BofA 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Conservative Strategy Allocation Fund

I. Objective

The Conservative Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing an opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2022, the Fund’s Class F shares returned 8.90%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 15.65%.

IV. Fund Attribution

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns due to new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022. U.S. equities led international equities and were the top-performing asset class over the period, with strong positive returns in the second and fourth quarters of 2021, though they gave back some of those gains in the first quarter of 2022. Large caps were the best-performing market capitalization within the U.S., while small caps performed negatively over the fiscal year.

Fixed-income markets struggled in general as yields rose in the first quarter of 2022. On March 16, the Federal Reserve hiked the federal-funds rate for the first time since the COVID-19 pandemic began. This was in line with market expectations and was priced into fixed-income markets prior to the official announcement. Inflation expectations continued to increase as the war in Ukraine began, supply-chain bottlenecks arose, and energy prices exhibited massive volatility. The yield on 10-year U.S. Treasurys was 1.74% at the end of March 2021, and moved up to 2.32% by the end of March 2022, while the yield on 2-year U.S. Treasurys moved from 0.16% to 2.28% during the period. Supply-chain issues and increasing inflation expectations paved the way for commodities to surge forward as the best-performing asset class during the period. WTI crude surged due to the war in Ukraine. Prices spiked and hit a peak in early March at over $123 per barrel. The U.S. dollar appreciated over the fiscal period as well compared to the euro, yen, and British pound.

The Fund’s largest allocations consisted of the SIMT High Yield Bond Fund and the SIMT U.S. Managed Volatility Fund. These two funds made up roughly two-thirds of the portfolio. The former significantly outperformed its benchmark, and the latter performed well given U.S. equities outperformed relative to their global peers. The SDIT Government Fund and SIMT Real Estate Fund made up the remaining portion. Real-estate assets reaped the benefits of a highly inflationary environment and contributed to Fund performance. The SDIT Government Fund slightly outperformed its benchmark to add alpha to the Fund.

Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Conservative Strategy Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Allocation Fund, Class F	8.90%	6.05%	6.36%	8.23%	7.62%
S&P 500 Index*	15.65%	18.92%	15.99%	14.64%	10.50%
Bloomberg U.S. Aggregate Bond Index**	-4.15%	1.69%	2.14%	2.24%	3.62%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Allocation Fund, Class F, the S&P 500 Index, and the Bloomberg U.S. Aggregate Bond Index.

[1]

For the year ended March 31, 2022. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Moderate Strategy Fund

I. Objective

The Moderate Strategy Fund (the “Fund”) seeks capital appreciation while managing the risk of loss.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2022, the Fund’s Class F shares returned 3.30%. The Fund’s primary benchmark—the Bloomberg US Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market—returned -4.15%.

IV. Fund Attribution

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns due to new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022. U.S. equities led international equities and were the top-performing asset class over the period, with strong positive returns in the second and fourth quarters of 2021, though they gave back some of those gains in the first quarter of 2022. Large caps were the best-performing market capitalization within the U.S., while small caps performed negatively over the fiscal year.

Fixed-income markets struggled in general as yields rose in the first quarter of 2022. On March 16, the Federal Reserve hiked the federal-funds rate for the first time since the COVID-19 pandemic began. This was in line with market expectations and was priced into fixed-income markets prior to the official announcement. Inflation expectations continued to increase as the war in Ukraine began, supply-chain bottlenecks arose, and energy prices exhibited massive volatility. The yield on 10-year U.S. Treasurys was 1.74% at the end of March 2021, and moved up to 2.32% by the end of March 2022, while the yield on 2-year U.S. Treasurys moved from 0.16% to 2.28% during the period. Supply-chain issues and increasing inflation expectations paved the way for commodities to surge forward as the best-performing asset class during the period. WTI crude surged due to the war in Ukraine. Prices spiked and hit a peak in early March at over $123 per barrel. The U.S. dollar appreciated over the fiscal period as well compared to the euro, yen, and British pound.

The Fund’s largest allocations were in the SIMT Core Fixed Income Fund, SIMT Multi-Asset Accumulation Fund, SIMT Global Managed Volatility Fund, and SIMT U.S. Managed Volatility Fund. Out of all funds within the portfolio, the SIMT Core Fixed Income Fund had the most negative impact on performance as fixed-income assets struggled during the period.

The SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund are designed to achieve equity-like returns with lower levels of volatility than their respective benchmarks. Both funds performed well in absolute terms given their exposure to broad equity markets. The SIMT Multi-Asset Accumulation Fund and SIMT Large Cap Fund also benefited on an absolute basis given their equity exposure over the fiscal year.

The SIMT Multi-Asset Inflation Managed Fund also contributed to performance as commodity exposure was rewarded during the year. Supply-chain shortages continued, and increasing expectations of a recovery in economic growth helped push prices in these assets higher. The SIMT Real Return Fund also contributed in the inflationary environment.

There were no tactical tilts during the reporting period.

The Fund outperformed the Bloomberg US Aggregate Bond Index over the fiscal year due to its allocations toward commodities and managed-volatility funds. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Moderate Strategy Fund (Concluded)

The Fund outperformed the Bloomberg U.S. Aggregate Bond Index over the fiscal year, as all funds except SDIT Government Fund and SIMT Conservative Income Fund outperformed the Fund’s primary benchmark.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Fund, Class F	3.30%	5.08%	4.66%	4.76%	4.69%
Moderate Strategy Fund, Class D	2.61%	4.33%	3.91%	3.95%	4.08%
Moderate Strategy Fund, Class I	3.10%	4.83%	4.42%	4.49%	4.57%
S&P 500 Index*	15.65%	18.92%	15.99%	14.64%	10.50%
Bloomberg U.S. Aggregate Bond Index**	-4.15%	1.69%	2.14%	2.24%	3.62%
MSCI EAFE Index***	1.16%	7.78%	6.72%	6.27%	6.26%
ICE BofA 3-Month U.S. Treasury Bill Index****	0.06%	0.81%	1.13%	0.63%	1.25%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Fund, Class F, Class D and Class I, the Bloomberg U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index, and the ICE BofA 3-Month U.S. Treasury Bill Index.

[1]

For the year ended March 31, 2022. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. The Fund’s Class D Shares commenced operations on March 25, 2011. For periods prior to March 25, 2011, the performance of the Fund’s Class F Shares, adjusted for the higher total annual fund operating expenses of the Class D Shares has been used. Returns for Class D Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class D Shares have higher total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

****	The ICE BofA 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Moderate Strategy Allocation Fund

I. Objective

The Moderate Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2022, the Fund’s Class F shares returned 8.94%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 15.65%.

IV. Fund Attribution

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns due to new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022. U.S. equities led international equities and were the top-performing asset class over the period, with strong positive returns in the second and fourth quarters of 2021, though they gave back some of those gains in the first quarter of 2022. Large caps were the best-performing market capitalization within the U.S., while small caps performed negatively over the fiscal year.

Fixed-income markets struggled in general as yields rose in the first quarter of 2022. On March 16, the Federal Reserve hiked the federal-funds rate for the first time since the COVID-19 pandemic began. This was in line with market expectations and was priced into fixed-income markets prior to the official announcement. Inflation expectations continued to increase as the war in Ukraine began, supply-chain bottlenecks arose, and energy prices exhibited massive volatility. The yield on 10-year U.S. Treasurys was 1.74% at the end of March 2021, and moved up to 2.32% by the end of March 2022, while the yield on 2-year U.S. Treasurys moved from 0.16% to 2.28% during the period. Supply-chain issues and increasing inflation expectations paved the way for commodities to surge forward as the best-performing asset class during the period. WTI crude surged due to the war in Ukraine. Prices spiked and hit a peak in early March at over $123 per barrel. The U.S. dollar appreciated over the fiscal period as well compared to the euro, yen, and British pound.

The Fund’s largest allocation consisted of the SIMT U.S. Managed Volatility Fund. Given its exposure to broad equities, the fund was the top contributor to performance over the period. The SIMT Tax Managed Large Cap Fund also contributed to performance. However, the SIT International Equity Fund detracted during the period due to mutating COVID-19 variants and the ongoing war in Ukraine.

The SIMT Real Estate Fund was the second-highest contributor despite a much smaller weighting relative to other funds in the portfolio. Real-estate assets reaped huge benefits of a highly inflationary environment and contributed to Fund performance.

The SIMT High Yield Fund and SDIT Government Funds also contributed to performance, with high yield significantly outperforming its benchmark.

Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Moderate Strategy Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Allocation Fund, Class F	8.94%	7.55%	7.57%	9.10%	7.71%
S&P 500 Index*	15.65%	18.92%	15.99%	14.64%	10.50%
Bloomberg U.S. Aggregate Bond Index**	-4.15%	1.69%	2.14%	2.24%	3.62%
MSCI EAFE Index***	1.16%	7.78%	6.72%	6.27%	6.26%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the MSCI EAFE Index.

[1]

For the year ended March 31, 2022. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Aggressive Strategy Fund

I. Objective

The Aggressive Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2022, the Fund’s Class F shares returned 2.19%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 15.65%.

IV. Fund Attribution

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns due to new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022. U.S. equities led international equities and were the top-performing asset class over the period, with strong positive returns in the second and fourth quarters of 2021, though they gave back some of those gains in the first quarter of 2022. Large caps were the best-performing market capitalization within the U.S., while small caps performed negatively over the fiscal year.

Fixed-income markets struggled in general as yields rose in the first quarter of 2022. On March 16, the Federal Reserve hiked the federal-funds rate for the first time since the COVID-19 pandemic began. This was in line with market expectations and was priced into fixed-income markets prior to the official announcement. Inflation expectations continued to increase as the war in Ukraine began, supply-chain bottlenecks arose, and energy prices exhibited massive volatility. The yield on 10-year U.S. Treasurys was 1.74% at the end of March 2021, and moved up to 2.32% by the end of March 2022, while the yield on 2-year U.S. Treasurys moved from 0.16% to 2.28% during the period. Supply-chain issues and increasing inflation expectations paved the way for commodities to surge forward as the best-performing asset class during the period. WTI crude surged due to the war in Ukraine. Prices spiked and hit a peak in early March at over $123 per barrel. The U.S. dollar appreciated over the fiscal period as well compared to the euro, yen, and British pound.

The Fund’s largest allocations were in the SIMT Multi-Asset Accumulation Fund, SIMT Large Cap Fund, and SIT International Equity Fund. Out of the three, the SIT International Equity Fund had the most negative impact on performance. International stocks underperformed during the period compared to the U.S. due to supply shocks, new COVID-19 variants, and the ongoing war in Europe. Out of all funds in the portfolio, the two worst performers were the SIT Emerging Market Equity Fund and SIT Emerging Market Debt Fund.

The SIMT Large Cap Fund was the highest contributor to fund performance as it benefited on an absolute basis from its U.S. large-cap equity exposure over the fiscal year. The SIMT Multi-Asset Accumulation Fund also benefited from broad equity exposure. U.S. small caps lagged in performance compared to U.S. large caps, but the SIMT Small Cap Fund still contributed to the Fund.

The SIMT Dynamic Asset Allocation Fund was the second-highest contributor to positive performance as commodity exposure was rewarded during the year. Supply-chain shortages continued, and increasing expectations of a recovery in economic growth helped push prices in these assets higher.

The SIMT High Yield Bond Fund significantly outperformed its benchmark, leading to a contribution to performance. However, the SIMT Core Fixed Income Fund negatively impacted performance as fixed-income assets underperformed during the period.

There were no tactical tilts during the reporting period.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Aggressive Strategy Fund (Concluded)

The Fund underperformed its primary benchmark, the S&P 500 Index, over the fiscal year as underlying fund performance was mixed relative to the primary benchmark. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Aggressive Strategy Fund, Class F	2.19%	9.21%	7.91%	7.56%	6.48%
Aggressive Strategy Fund, Class D	1.35%	8.37%	7.09%	6.74%	6.52%
Aggressive Strategy Fund, Class I	1.89%	8.92%	7.63%	7.29%	6.17%
S&P 500 Index*	15.65%	18.92%	15.99%	14.64%	10.50%
MSCI EAFE Index**	1.16%	7.78%	6.72%	6.27%	6.26%

Comparison of Change in the Value of a $100,000 Investment in the Aggressive Strategy Fund, Class F, Class D and Class I, versus the S&P 500 Index and the MSCI EAFE Index.

[1]

For the year ended March 31, 2022. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. The Fund’s Class D Shares commenced operations on March 25, 2011. For periods prior to March 25, 2011, the performance of the Fund’s Class F Shares, adjusted for the higher total annual fund operating expenses of the Class D Shares has been used. Returns for Class D Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class D Shares have higher total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Tax-Managed Aggressive Strategy Fund

I. Objective

The Tax-Managed Aggressive Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

II. Return vs. Benchmark

For the full year ended March 31, 2022, the Fund’s Class F shares returned 6.00%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 15.65%.

III. Fund Attribution

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns due to new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022. U.S. equities led international equities and were the top-performing asset class over the period, with strong positive returns in the second and fourth quarters of 2021, though they gave back some of those gains in the first quarter of 2022. Large caps were the best-performing market capitalization within the U.S., while small caps performed negatively over the fiscal year.

Fixed-income markets struggled in general as yields rose in the first quarter of 2022. On March 16, the Federal

Reserve hiked the federal-funds rate for the first time since the COVID-19 pandemic began. This was in line with market expectations and was priced into fixed-income markets prior to the official announcement. Inflation expectations continued to increase as the war in Ukraine began, supply-chain bottlenecks arose, and energy prices exhibited massive volatility. The yield on 10-year U.S. Treasurys was 1.74% at the end of March 2021, and moved up to 2.32% by the end of March 2022, while the yield on 2-year U.S. Treasurys moved from 0.16% to 2.28% during the period. Supply-chain issues and increasing inflation expectations paved the way for commodities to surge forward as the best-performing asset class during the period. WTI crude surged due to the war in Ukraine. Prices spiked and hit a peak in early March at over $123 per barrel. The U.S. dollar appreciated over the fiscal period as well compared to the euro, yen, and British pound.

The Fund’s largest allocation was the SIMT Tax Managed Large Cap Fund. Given its exposure to U.S. large caps, which was the best-performing area of global equities, the fund was the top contributor to performance over the period by a significant margin.

The SIMT Tax Managed Small Cap Fund also contributed to performance. However, the SIT International Equity Fund suffered during the period due to mutating COVID-19 variants and the ongoing war in Ukraine.

The SIMT High Yield Fund also contributed to performance, significantly outperforming its benchmark. On the other hand, emerging-market debt negatively impacted performance as fixed-income assets struggled and emerging markets were hampered by supply-chain and COVID-19-related issues.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Tax-Managed Aggressive Strategy Fund, Class F	6.00%	12.28%	10.41%	9.82%	7.89%
S&P 500 Index*	15.65%	18.92%	15.99%	14.64%	10.50%
MSCI EAFE Index**	1.16%	7.78%	6.72%	6.27%	6.26%

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Tax-Managed Aggressive Strategy Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Aggressive Strategy Fund, Class F, the S&P 500 Index, and the MSCI EAFE Index.

[1]

For the year ended March 31, 2022. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Core Market Strategy Fund

I. Objective

The Core Market Strategy Fund (the “Fund”) seeks to provide capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2022, the Fund’s Class F shares returned 1.81%. The Fund’s primary benchmark—the Bloomberg US Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market—returned -4.15%.

IV. Fund Attribution

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns due to new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022. U.S. equities led international equities and were the top-performing asset class over the period, with strong positive returns in the second and fourth quarters of 2021, though they gave back some of those gains in the first quarter of 2022. Large caps were the best-performing market capitalization within the U.S., while small caps performed negatively over the fiscal year.

Fixed-income markets struggled in general as yields rose in the first quarter of 2022. On March 16, the Federal Reserve hiked the federal-funds rate for the first time since the COVID-19 pandemic began. This was in line with market expectations and was priced into fixed-income markets prior to the official announcement. Inflation expectations continued to increase as the war in Ukraine began, supply-chain bottlenecks arose, and energy prices exhibited massive volatility. The yield on 10-year U.S. Treasurys was 1.74% at the end of March 2021, and moved up to 2.32% by the end of March 2022, while the yield on 2-year U.S. Treasurys moved from 0.16% to 2.28% during the period. Supply-chain issues and increasing inflation expectations paved the way for commodities to surge forward as the best-performing asset class during the period. WTI crude surged due to the war in Ukraine. Prices spiked and hit a peak in early March at over $123 per barrel. The U.S. dollar appreciated over the fiscal period as well compared to the euro, yen, and British pound.

The Fund’s largest allocations were in the SIMT Core Fixed Income Fund, SIMT Multi-Asset Accumulation Fund, SIMT Large Cap Fund, and SIT International Equity Fund. Out of all funds within the portfolio, SIMT Core Fixed Income Fund had the most negative impact on performance as fixed-income assets struggled during the period.

The SIMT Multi-Asset Accumulation Fund and SIMT Large Cap Fund contributed to Fund performance as they benefited on an absolute basis given their equity exposure over the fiscal year.

The SIMT Multi-Asset Inflation Managed Fund was the highest contributor to positive performance as commodity exposure was rewarded during the year. Supply-chain shortages continued, and increasing expectations of a recovery in economic growth helped push prices in these assets higher. The SIMT Real Return Fund also contributed in the inflationary environment.

There were no tactical tilts during the reporting period.

The Fund outperformed the Bloomberg US Aggregate Bond Index over the fiscal year due to its allocations toward commodities and managed volatility funds. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Core Market Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Fund, Class F	1.81%	6.81%	5.92%	5.37%	5.27%
Core Market Strategy Fund, Class I	2.01%	7.28%	6.21%	5.59%	5.55%
S&P 500 Index*	15.65%	18.92%	15.99%	14.64%	10.50%
Bloomberg U.S. Aggregate Bond Index**	-4.15%	1.69%	2.14%	2.24%	3.62%
MSCI EAFE Index***	1.16%	7.78%	6.72%	6.27%	6.26%

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Fund, Class F and Class I, versus the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI EAFE Index.

[1]

For the year ended March 31, 2022. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Core Market Strategy Allocation Fund

I. Objective

The Core Market Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2022, the Fund’s Class F shares returned 5.98%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 15.65%.

IV. Fund Attribution

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns due to new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022. U.S. equities led international equities and were the top-performing asset class over the period, with strong positive returns in the second and fourth quarters of 2021, though they gave back some of those gains in the first quarter of 2022. Large caps were the best-performing market capitalization within the U.S., while small caps performed negatively over the fiscal year.

Fixed-income markets struggled in general as yields rose in the first quarter of 2022. On March 16, the Federal Reserve hiked the federal-funds rate for the first time since the COVID-19 pandemic began. This was in line with market expectations and was priced into fixed-income markets prior to the official announcement. Inflation expectations continued to increase as the war in Ukraine began, supply-chain bottlenecks arose, and energy prices exhibited massive volatility. The yield on 10-year U.S. Treasurys was 1.74% at the end of March 2021, and moved up to 2.32% by the end of March 2022, while the yield on 2-year U.S. Treasurys moved from 0.16% to 2.28% during the period. Supply-chain issues and increasing inflation expectations paved the way for commodities to surge forward as the best-performing asset class during the period. WTI crude surged due to the war in Ukraine. Prices spiked and hit a peak in early March at over $123 per barrel. The U.S. dollar appreciated over the fiscal period as well compared to the euro, yen, and British pound.

The Fund’s largest allocation was the SIMT Tax Managed Large Cap Fund. Given its exposure to U.S. large caps, which was the best-performing area of global equities, the fund was the top contributor to performance over the period by a significant margin.

SIMT Tax Managed Small/Mid Cap Fund also contributed to performance. However, the SIT International Equity Fund suffered during the period due to mutating COVID-19 variants and the ongoing war in Ukraine.

The SIMT High Yield Fund and SDIT Government Funds also contributed to performance, with the former significantly outperforming its benchmark. On the other hand, emerging-market debt negatively impacted performance as fixed-income assets struggled and emerging markets were hampered by supply-chain and COVID-19-related issues.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Core Market Strategy Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Allocation Fund, Class F	5.98%	12.24%	10.37%	9.80%	7.44%
S&P 500 Index*	15.65%	18.92%	15.99%	14.64%	10.50%
Bloomberg U.S. Aggregate Bond Index**	-4.15%	1.69%	2.14%	2.24%	3.62%
MSCI EAFE Index***	1.16%	7.78%	6.72%	6.27%	6.26%

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI EAFE Index.

[1]

For the year ended March 31, 2022. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Market Growth Strategy Fund

I. Objective

The Market Growth Strategy Fund (the “Fund”) seeks to generate capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2022, the Fund’s Class F shares returned 2.71%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 15.65%.

IV. Fund Attribution

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns due to new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022. U.S. equities led international equities and were the top-performing asset class over the period, with strong positive returns in the second and fourth quarters of 2021, though they gave back some of those gains in the first quarter of 2022. Large caps were the best-performing market capitalization within the U.S., while small caps performed negatively over the fiscal year.

Fixed-income markets struggled in general as yields rose in the first quarter of 2022. On March 16, the Federal Reserve hiked the federal-funds rate for the first time since the COVID-19 pandemic began. This was in line with market expectations and was priced into fixed-income markets prior to the official announcement. Inflation expectations continued to increase as the war in Ukraine began, supply-chain bottlenecks arose, and energy prices exhibited massive volatility. The yield on 10-year U.S. Treasurys was 1.74% at the end of March 2021, and moved up to 2.32% by the end of March 2022, while the yield on 2-year U.S. Treasurys moved from 0.16% to 2.28% during the period. Supply-chain issues and increasing inflation expectations paved the way for commodities to surge forward as the best-performing asset class during the period. WTI crude surged due to the war in Ukraine. Prices spiked and hit a peak in early March at over $123 per barrel. The U.S. dollar appreciated over the fiscal period as well compared to the euro, yen, and British pound.

The Fund’s largest allocations were in the SIMT Multi-Asset Accumulation Fund, SIMT Large Cap Fund, SIT International Equity Fund, and SIMT Core Fixed Income Fund. Out of all funds within the portfolio, the SIMT Core Fixed Income Fund had the most negative impact on performance as fixed-income assets struggled during the period, while the SIT International Equity Fund also detracted.

The SIMT Multi-Asset Accumulation Fund and SIMT Large Cap Fund contributed to Fund performance as they benefited on an absolute basis given their equity exposure over the fiscal year. The SIMT Large Cap Fund was the highest contributor given its exposure to U.S. large caps, which outperformed over the fiscal year.

The SIMT Multi-Asset Inflation Managed Fund was the second-highest contributor to positive performance as commodity exposure was rewarded during the year. Supply-chain shortages continued, and increasing expectations of a recovery in economic growth helped push prices in these assets higher. The SIMT Dynamic Asset Allocation Fund benefited from its commodities exposure, which contributed in the inflationary environment.

The Fund underperformed its primary benchmark, the S&P 500 Index, over the fiscal year as underlying fund performance was mixed relative to the primary benchmark. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Market Growth Strategy Fund (Concluded)

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Fund, Class F	2.71%	7.93%	6.79%	6.11%	5.66%
Market Growth Strategy Fund, Class D	1.99%	7.14%	6.01%	5.31%	5.25%
Market Growth Strategy Fund, Class I	2.42%	7.65%	6.51%	5.85%	5.39%
S&P 500 Index*	15.65%	18.92%	15.99%	14.64%	10.50%
Bloomberg U.S. Aggregate Bond Index**	-4.15%	1.69%	2.14%	2.24%	3.62%
MSCI EAFE Index***	1.16%	7.78%	6.72%	6.27%	6.26%

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the MSCI EAFE Index.

[1]

For the year ended March 31, 2022. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. The Fund’s Class D Shares commenced operations on March 25, 2011. For periods prior to March 25, 2011, the performance of the Fund’s Class F Shares, adjusted for the higher total annual fund operating expenses of the Class D Shares has been used. Returns for Class D Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class D Shares have higher total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Market Growth Strategy Allocation Fund

I. Objective

The Market Growth Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2022, the Fund’s Class F shares returned 6.06%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 15.65%.

IV. Fund Attribution

Asset class performance was mixed during the reporting period ending March 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing war in Ukraine. Despite concerns, global developed-market equities finished the year on a positive note. This was largely due to the vaccine and therapeutic developments that allowed the world to continue reopening with eased restrictions. In general, equity markets were able to withstand high volatility and concerns due to new COVID-19 variants in late 2021 and the war in Ukraine beginning in 2022. U.S. equities led international equities and were the top-performing asset class over the period, with strong positive returns in the second and fourth quarters of 2021, though they gave back some of those gains in the first quarter of 2022. Large caps were the best-performing market capitalization within the U.S., while small caps performed negatively over the fiscal year.

Fixed-income markets struggled in general as yields rose in the first quarter of 2022. On March 16, the Federal Reserve hiked the federal-funds rate for the first time since the COVID-19 pandemic began. This was in line with market expectations and was priced into fixed-income markets prior to the official announcement. Inflation expectations continued to increase as the war in Ukraine began, supply-chain bottlenecks arose, and energy prices exhibited massive volatility. The yield on 10-year U.S. Treasurys was 1.74% at the end of March 2021, and moved up to 2.32% by the end of March 2022, while the yield on 2-year U.S. Treasurys moved from 0.16% to 2.28% during the period. Supply-chain issues and increasing inflation expectations paved the way for commodities to surge forward as the best-performing asset class during the period. WTI crude surged due to the war in Ukraine. Prices spiked and hit a peak in early March at over $123 per barrel. The U.S. dollar appreciated over the fiscal period as well compared to the euro, yen, and British pound.

The Fund’s largest allocation was the SIMT Tax Managed Large Cap Fund. Given its exposure to U.S. large caps, which was the best-performing area of global equities, the fund was the top contributor to performance over the period by a significant margin.

The SIMT Tax Managed Small/Mid Cap Fund also contributed to performance. However, the SIT International Equity Fund suffered during the period due to mutating COVID-19 variants and the ongoing war in Ukraine.

The SIMT High Yield Fund and SDIT Government Funds also contributed to performance, with the former significantly outperforming its benchmark. On the other hand, the SIT Emerging Markets Debt Fund negatively impacted performance as fixed-income assets struggled and emerging markets were hampered by supply-chain and COVID-19-related issues.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2022 (Unaudited)

Market Growth Strategy Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Allocation Fund, Class F	6.06%	12.27%	10.40%	9.81%	7.67%
S&P 500 Index*	15.65%	18.92%	15.99%	14.64%	10.50%
Bloomberg U.S. Aggregate Bond Index**	-4.15%	1.69%	2.14%	2.24%	3.62%
MSCI EAFE Index***	1.16%	7.78%	6.72%	6.27%	6.26%

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI EAFE Index.

[1]

For the year ended March 31, 2022. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Defensive Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Fixed Income Funds — 56.0%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	431,709	$4,356
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	217,250	2,175
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	82,503	874
SEI Institutional Managed Trust Real Return Fund, Cl Y	68,833	724

Total Fixed Income Funds
(Cost $8,288) ($ Thousands)		8,129
Multi-Asset Funds — 30.0%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	286,742	2,896
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	67,780	727
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	80,976	728

Total Multi-Asset Funds
(Cost $4,208) ($ Thousands)		4,351
Equity Funds — 9.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	65,325	729
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	33,105	583

Total Equity Funds
(Cost $1,120) ($ Thousands)		1,312
Money Market Fund — 5.0%
SEI Daily Income Trust Government Fund, Cl F, 0.108%**	724,847	725

Total Money Market Fund
(Cost $725) ($ Thousands)		725

Total Investments in Securities — 100.0%
(Cost $14,341) ($ Thousands)		$14,517

Percentages are based on Net Assets of $14,515 ($ Thousands).

** Rate shown is the 7-day effective yield as of March 31, 2022.

Cl — Class

As of March 31, 2022, all of the Fund’s investments in securities were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Defensive Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended March 31, 2022 ($ Thousands):

Security Description	Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2022	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$5,319	$1,267	$(2,034)	$(14)	$(182)	$4,356	431,709	$42	$—
SEI Institutional Managed Trust Conservative Income, Cl Y	2,657	576	(1,058)	—	—	2,175	217,250	1	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,064	315	(447)	(2)	(56)	874	82,503	18	2
SEI Institutional Managed Trust Real Return Fund, Cl Y	885	230	(382)	5	(14)	724	68,833	39	—
SEI Institutional Managed Trust Multi-Asset Capital Stability, Cl Y	3,546	820	(1,379)	12	(103)	2,896	286,742	24	65
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	886	239	(367)	10	(41)	727	67,780	31	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	881	251	(464)	25	35	728	80,976	60	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	876	296	(448)	32	(27)	729	65,325	11	76
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	700	236	(373)	19	1	583	33,105	13	51
SEI Daily Income Trust Government Fund, Cl F	886	192	(353)	—	—	725	724,847	—	—
Totals	$17,700	$4,422	$(7,305)	$87	$(387)	$14,517		$239	$194

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Defensive Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Money Market Fund — 80.6%
SEI Daily Income Trust Government Fund, Cl F, 0.108%*†	3,502,210	$3,502

Total Money Market Fund
(Cost $3,502) ($ Thousands)		3,502
Fixed Income Fund — 19.4%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	126,234	842

Total Fixed Income Fund
(Cost $804) ($ Thousands)		842

Total Investments in Securities — 100.0%
(Cost $4,306) ($ Thousands)		$4,344

Percentages are based on Net Assets of $4,343 ($ Thousands).

Cl — Class

* Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

† Rate shown is the 7-day effective yield as of March 31, 2022.

As of March 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2022 ($ Thousands):

Security Description	Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2022	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Government Fund, Cl F	$5,033	$258	$(1,789)	$—	$—	$3,502	3,502,210	$1	$—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,205	135	(474)	11	(35)	842	126,234	60	7
Totals	$6,238	$393	$(2,263)	$11	$(35)	$4,344		$61	$7

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Conservative Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Fixed Income Funds — 50.6%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	869,353	$8,772
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	256,164	2,359
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	201,129	1,774
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	590,668	5,913
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	657,165	6,966
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	266,677	1,779
SEI Institutional Managed Trust Real Return Fund, Cl Y	221,008	2,325

Total Fixed Income Funds
(Cost $30,653) ($ Thousands)		29,888
Multi-Asset Funds — 31.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	195,450	1,755
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	997,057	10,070
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	326,769	3,506
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	325,355	2,925

Total Multi-Asset Funds
(Cost $18,010) ($ Thousands)		18,256
Equity Funds — 18.3%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	591,579	6,602
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	238,489	4,200

Total Equity Funds
(Cost $9,670) ($ Thousands)		10,802

Total Investments in Securities — 100.0%
(Cost $58,333) ($ Thousands)		$58,946

Percentages are based on Net Assets of $58,931 ($ Thousands).

Cl — Class

As of March 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

The following is a summary of the transactions with affiliates for the year ended March 31, 2022 ($ Thousands):

Security Description	Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2022	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$10,449	$303	$(1,587)	$(12)	$(381)	$8,772	869,353	$83	$—
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	2,787	60	(446)	1	(43)	2,359	256,164	18	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	2,083	290	(382)	2	(219)	1,774	201,129	73	—
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	6,963	108	(1,158)	1	(1)	5,913	590,668	1	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	8,351	512	(1,419)	(16)	(462)	6,966	657,165	139	18
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	2,103	165	(430)	4	(63)	1,779	266,677	108	13
SEI Institutional Managed Trust Real Return Fund, Cl Y	2,785	157	(589)	23	(51)	2,325	221,008	120	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,077	382	(587)	3	(120)	1,755	195,450	122	113
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	11,838	521	(1,977)	65	(377)	10,070	997,057	81	217
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	4,183	262	(783)	51	(207)	3,506	326,769	147	1
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	3,466	376	(1,159)	(169)	411	2,925	325,355	234	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	7,618	1,380	(2,428)	112	(80)	6,602	591,579	91	674
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	4,834	867	(1,642)	72	69	4,200	238,489	92	355
Totals	$69,537	$5,383	$(14,587)	$137	$(1,524)	$58,946		$1,309	$1,391

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Conservative Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 46.9%
SEI Institutional Managed Trust Real Estate Fund, Cl Y	232,980	$4,291
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	480,267	8,457

Total Equity Funds
(Cost $8,121) ($ Thousands)		12,748
Fixed Income Fund — 33.2%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,355,556	9,042

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)

Total Fixed Income Fund
(Cost $8,774) ($ Thousands)		$9,042
Money Market Fund — 19.9%
SEI Daily Income Trust Government Fund, Cl F, 0.108%*	5,408,688	5,409

Total Money Market Fund
(Cost $5,409) ($ Thousands)		5,409

Total Investments in Securities — 100.0%
(Cost $22,304) ($ Thousands)		$27,199

Percentages are based on Net Assets of $27,191 ($ Thousands).

* Rate shown is the 7-day effective yield as of March 31, 2022.

Cl — Class

As of March 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2022 ($ Thousands):

Security Description	Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2022	Shares	Dividend Income	Capital Gains
SEI Institutional Managed Trust Real Estate Fund, Cl Y	$4,498	$531	$(1,557)	$256	$563	$4,291	232,980	$66	$246
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	9,098	1,068	(1,970)	243	18	8,457	480,267	182	714
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	9,715	1,247	(1,608)	1	(313)	9,042	1,355,556	537	66
SEI Daily Income Trust Government Fund, Cl F	5,853	557	(1,001)	—	—	5,409	5,408,688	1	—
Totals	$29,164	$3,403	$(6,136)	$500	$268	$27,199		$786	$1,026

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Moderate Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Fixed Income Funds — 36.1%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	970,500	$9,792
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	398,314	3,669
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	420,951	3,713
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,867,036	19,791
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	556,891	3,714
SEI Institutional Managed Trust Real Return Fund, Cl Y	346,515	3,645

Total Fixed Income Funds
(Cost $46,393) ($ Thousands)		44,324
Multi-Asset Funds — 35.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,046,041	18,373
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	1,209,945	12,220
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	574,608	6,166
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	675,995	6,077

Total Multi-Asset Funds
(Cost $43,496) ($ Thousands)		42,836
Equity Funds — 28.9%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	1,643,423	18,341
SEI Institutional Managed Trust Large Cap Fund, Cl Y	307,889	4,852
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	691,186	12,172

Total Equity Funds
(Cost $31,339) ($ Thousands)		35,365

Total Investments in Securities — 100.0%
(Cost $121,228) ($ Thousands)		$122,525

Percentages are based on Net Assets of $122,492 ($ Thousands).

Cl — Class

As of March 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Moderate Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended March 31, 2022 ($ Thousands):

Security Description	Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2022	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$11,905	$416	$(2,088)	$(21)	$(420)	$9,792	970,500	$92	$—
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	4,464	144	(872)	1	(68)	3,669	398,314	27	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	4,461	620	(914)	(22)	(432)	3,713	420,951	154	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	23,830	1,607	(4,316)	(64)	(1,266)	19,791	1,867,036	390	49
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	4,490	340	(994)	10	(132)	3,714	556,891	228	28
SEI Institutional Managed Trust Real Return Fund, Cl Y	4,460	323	(1,095)	43	(86)	3,645	346,515	188	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	22,146	3,045	(5,571)	67	(1,314)	18,373	2,046,041	1,289	1,190
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	14,868	607	(2,865)	87	(477)	12,220	1,209,945	100	268
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	7,444	443	(1,449)	82	(354)	6,166	574,608	257	3
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	7,405	855	(2,693)	(392)	902	6,077	675,995	491	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	22,194	2,808	(6,703)	402	(360)	18,341	1,643,423	261	1,926
SEI Institutional Managed Trust Large Cap Fund, Cl Y	5,938	1,179	(2,117)	313	(461)	4,852	307,889	47	627
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	14,755	1,896	(4,884)	232	173	12,172	691,186	275	1,063
Totals	$148,360	$14,283	$(36,561)	$738	$(4,295)	$122,525		$3,799	$5,154

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Moderate Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 67.6%
SEI Institutional International Trust International Equity Fund, Cl Y	323,366	$3,618
SEI Institutional Managed Trust Real Estate Fund, Cl Y	200,845	3,699
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	201,102	7,049
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,759,491	30,985

Total Equity Funds
(Cost $26,625) ($ Thousands)		45,351
Fixed Income Fund — 18.0%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,811,977	12,086

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Total Fixed Income Fund
(Cost $12,240) ($ Thousands)		$12,086
Money Market Fund — 14.4%
SEI Daily Income Trust Government Fund, Cl F, 0.108%*	9,679,868	9,680

Total Money Market Fund
(Cost $9,680) ($ Thousands)		9,680

Total Investments in Securities — 100.0%
(Cost $48,545) ($ Thousands)		$67,117

Percentages are based on Net Assets of $67,097 ($ Thousands).

* Rate shown is the 7-day effective yield as of March 31, 2022.

Cl — Class

As of March 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2022 ($ Thousands):

Security Description	Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2022	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust International Equity Fund, Cl Y	$3,769	$1,059	$(612)	$(12)	$(586)	$3,618	323,366	$83	$439
SEI Institutional Managed Trust Real Estate Fund, Cl Y	3,740	627	(1,360)	172	520	3,699	200,845	58	224
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	7,208	709	(1,380)	539	(27)	7,049	201,102	78	304
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	31,435	4,760	(6,000)	161	629	30,985	1,759,491	657	2,672
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	12,424	1,805	(1,710)	(76)	(357)	12,086	1,811,977	726	92
SEI Daily Income Trust Government Fund, Cl F	9,944	1,488	(1,752)	—	—	9,680	9,679,868	1	—
Totals	$68,520	$10,448	$(12,814)	$784	$179	$67,117		$1,603	$3,731

Amount designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Aggressive Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 63.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	869,589	$10,278
SEI Institutional International Trust International Equity Fund, Cl Y	2,775,087	31,053
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	656,136	11,804
SEI Institutional Managed Trust Large Cap Fund, Cl Y	1,970,835	31,060
SEI Institutional Managed Trust Small Cap Fund, Cl Y	662,628	8,767

Total Equity Funds
(Cost $70,805) ($ Thousands)		92,962
Multi-Asset Fund — 19.9%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	3,275,160	29,411

Total Multi-Asset Fund
(Cost $31,000) ($ Thousands)		29,411
Fixed Income Funds — 17.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,017,901	8,978
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	691,756	7,333
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,336,336	8,913

Total Fixed Income Funds
(Cost $26,300) ($ Thousands)		25,224

Total Investments in Securities — 100.0%
(Cost $128,105) ($ Thousands)		$147,597

Percentages are based on Net Assets of $147,546 ($ Thousands).

Cl — Class

As of March 31, 2022, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

SEI Asset Allocation Trust / Annual Report / March 31, 2022

The following is a summary of the transactions with affiliates for the year ended March 31, 2022 ($ Thousands):

Security Description	Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2022	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$12,583	$2,634	$(2,413)	$(101)	$(2,425)	$10,278	869,589	$161	$888
SEI Institutional International Trust International Equity Fund, Cl Y	38,730	8,141	(10,889)	1,222	(6,151)	31,053	2,775,087	736	3,872
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	14,879	1,757	(5,957)	1,673	(548)	11,804	656,136	447	934
SEI Institutional Managed Trust Large Cap Fund, Cl Y	39,083	5,664	(12,634)	2,358	(3,411)	31,060	1,970,835	320	4,222
SEI Institutional Managed Trust Small Cap Fund, Cl Y	10,797	2,912	(3,363)	597	(2,176)	8,767	662,628	21	1,830
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	36,685	6,413	(11,693)	30	(2,024)	29,411	3,275,160	2,167	2,041
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	10,713	1,380	(1,987)	(61)	(1,067)	8,978	1,017,901	394	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	9,059	888	(2,107)	(64)	(443)	7,333	691,756	157	20
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	10,978	1,135	(2,901)	(179)	(120)	8,913	1,336,336	584	71
Totals	$183,507	$30,924	$(53,944)	$5,475	$(18,365)	$147,597		$4,987	$13,878

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Tax-Managed Aggressive Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 88.3%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	140,405	$1,660
SEI Institutional International Trust International Equity Fund, Cl Y	1,216,682	13,615
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y *	1,412,099	49,494
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	483,215	12,254

Total Equity Funds
(Cost $36,789) ($ Thousands)		77,023
Fixed Income Funds — 11.7%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	370,796	3,270

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,040,522	$6,940

Total Fixed Income Funds
(Cost $10,861) ($ Thousands)		10,210

Total Investments in Securities — 100.0%
(Cost $47,650) ($ Thousands)		$87,233

Percentages are based on Net Assets of $87,208 ($ Thousands).

Cl — Class

* Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2022 ($ Thousands):

Security Description	Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2022	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$1,725	$441	$(108)	$(11)	$(387)	$1,660	140,405	$25	$136
SEI Institutional International Trust International Equity Fund, Cl Y	13,655	2,300	(103)	3	(2,240)	13,615	1,216,682	306	1,586
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	49,144	2,675	(5,620)	1,133	2,162	49,494	1,412,099	531	2,144
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	12,270	1,556	(655)	40	(957)	12,254	483,215	41	1,148
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	3,376	579	(244)	(17)	(424)	3,270	370,796	134	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	6,807	955	(565)	(56)	(201)	6,940	1,040,522	409	51
Totals	$86,977	$8,506	$(7,295)	$1,092	$(2,047)	$87,233		$1,446	$5,065

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Core Market Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Fixed Income Funds — 35.4%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	374,596	$3,304
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,559,044	16,526
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	496,994	3,315

Total Fixed Income Funds
(Cost $24,095) ($ Thousands)		23,145
Multi-Asset Funds — 33.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,464,829	13,154
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	307,117	3,295
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	580,668	5,220

Total Multi-Asset Funds
(Cost $21,990) ($ Thousands)		21,669
Equity Funds — 31.5%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	165,082	1,951
SEI Institutional International Trust International Equity Fund, Cl Y	579,479	6,484
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	178,905	3,219
SEI Institutional Managed Trust Large Cap Fund, Cl Y	449,138	7,079
SEI Institutional Managed Trust Small Cap Fund, Cl Y	145,330	1,923

Total Equity Funds
(Cost $14,416) ($ Thousands)		20,656

Total Investments in Securities — 100.0%
(Cost $60,501) ($ Thousands)		$65,470

Percentages are based on Net Assets of $65,450 ($ Thousands).

Cl — Class

As of March 31, 2022, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Core Market Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended March 31, 2022 ($ Thousands):

Security Description	Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2022	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	$3,932	$509	$(556)	$(188)	$(393)	$3,304	374,596	$142	$163
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	19,704	1,210	(3,259)	(81)	(1,048)	16,526	1,559,044	341	42
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	3,981	309	(864)	(3)	(108)	3,315	496,994	213	25
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	15,793	2,379	(4,192)	94	(920)	13,154	1,464,829	936	864
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	3,960	205	(722)	38	(186)	3,295	307,117	145	2
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	6,335	730	(2,311)	(96)	563	5,221	580,668	429	—
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	2,367	623	(734)	161	(466)	1,951	165,082	26	—
SEI Institutional International Trust International Equity Fund, Cl Y	7,874	1,855	(2,242)	335	(1,338)	6,484	579,479	152	790
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	3,974	625	(1,699)	518	(199)	3,219	178,905	122	250
SEI Institutional Managed Trust Large Cap Fund, Cl Y	8,711	1,699	(3,128)	662	(866)	7,078	449,138	73	945
SEI Institutional Managed Trust Small Cap Fund, Cl Y	2,383	709	(833)	187	(523)	1,923	145,330	5	392
Totals	$79,014	$10,853	$(20,540)	$1,627	$(5,484)	$65,470		$2,584	$3,473

Amounts designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Core Market Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 88.4%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	41,012	$485
SEI Institutional International Trust International Equity Fund, Cl Y	356,487	3,989
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y *	411,741	14,431
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	140,491	3,563

Total Equity Funds
(Cost $9,927) ($ Thousands)		22,468
Fixed Income Funds — 11.6%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	110,991	979

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	296,729	$1,979

Total Fixed Income Funds
(Cost $3,125) ($ Thousands)		2,958

Total Investments in Securities — 100.0%
(Cost $13,052) ($ Thousands)		$25,426

Percentages are based on Net Assets of $25,419 ($ Thousands).

Cl — Class * Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2022 ($ Thousands):

Security Description	Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2022	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$511	$146	$(56)	$—	$(116)	$485	41,012	$7	$40
SEI Institutional International Trust International Equity Fund, Class Y	4,132	670	(160)	29	(682)	3,989	356,487	91	468
SEI Institutional Managed Trust Tax Managed Large Cap Fund, Class Y	14,512	785	(1,857)	622	369	14,431	411,741	155	—
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	3,621	439	(241)	38	(294)	3,563	140,491	11	331
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	1,018	168	(78)	(4)	(125)	979	110,991	40	621
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	2,090	218	(256)	(10)	(63)	1,979	296,729	121	15
Totals	$25,884	$2,426	$(2,648)	$675	$(911)	$25,426		$425	$1,475

Amounts designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Market Growth Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 44.2%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	561,880	$6,641
SEI Institutional International Trust International Equity Fund, Cl Y	2,240,733	25,074
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	556,260	10,007
SEI Institutional Managed Trust Large Cap Fund, Cl Y	1,696,115	26,731
SEI Institutional Managed Trust Small Cap Fund, Cl Y	374,145	4,950

Total Equity Funds
(Cost $55,970) ($ Thousands)		73,403
Multi-Asset Funds — 31.9%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	3,691,519	33,150
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	617,323	6,624
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,473,519	13,247

Total Multi-Asset Funds
(Cost $55,093) ($ Thousands)		53,021
Fixed Income Funds — 23.9%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	949,988	8,379
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	2,179,297	23,101
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,247,133	8,318

Total Fixed Income Funds
(Cost $42,046) ($ Thousands)		39,798

Total Investments in Securities — 100.0%
(Cost $153,109) ($ Thousands)		$166,222

Percentages are based on Net Assets of $166,166 ($ Thousands).

Cl — Class

As of March 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

The following is a summary of the transactions with affiliates for the year ended March 31, 2022 ($ Thousands):

Security Description	Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2022	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$7,681	$1,421	$(844)	$(45)	$(1,572)	$6,641	561,880	$100	$563
SEI Institutional International Trust International Equity Fund, Cl Y	29,468	5,682	(6,113)	957	(4,920)	25,074	2,240,733	570	3,059
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	11,897	1,487	(4,309)	1,482	(550)	10,007	556,260	366	771
SEI Institutional Managed Trust Large Cap Fund, Cl Y	31,603	4,735	(8,712)	1,992	(2,887)	26,731	1,696,115	263	3,538
SEI Institutional Managed Trust Small Cap Fund, Cl Y	5,839	1,335	(1,343)	282	(1,163)	4,950	374,145	12	1,018
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	38,764	5,468	(8,826)	145	(2,401)	33,150	3,691,519	2,354	2,225
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	7,718	317	(1,109)	58	(360)	6,624	617,323	289	3
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	15,540	1,311	(4,737)	(643)	1,776	13,247	1,473,519	1,074	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	9,566	1,052	(1,175)	(60)	(1,004)	8,379	949,988	354	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	26,873	1,628	(3,800)	(154)	(1,446)	23,101	2,179,297	477	61
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	9,747	625	(1,772)	(115)	(167)	8,318	1,247,133	532	65
Totals	$194,696	$25,061	$(42,740)	$3,899	$(14,694)	$166,222		$6,391	$11,303

Amounts designated as “ – “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

SCHEDULE OF INVESTMENTS

March 31, 2022

Market Growth Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 88.3%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	213,742	$2,526
SEI Institutional International Trust International Equity Fund, Cl Y	1,887,358	21,120
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y *	2,172,789	76,156
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	749,320	19,003

Total Equity Funds
(Cost $53,682) ($ Thousands)		118,805
Fixed Income Funds — 11.7%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	574,152	5,064

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,584,666	$10,570

Total Fixed Income Funds
(Cost $16,783) ($ Thousands)		15,634

Total Investments in Securities — 100.0%
(Cost $70,465) ($ Thousands)		$134,439

Percentages are based on Net Assets of $134,399 ($ Thousands).

Cl — Class

* Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2022 ($ Thousands):

Security Description	Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2022	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$2,596	$744	$(185)	$(25)	$(604)	$2,526	213,742	$40	$222
SEI Institutional International Trust International Equity Fund, Class Y	21,669	4,389	(1,379)	(36)	(3,523)	21,120	1,887,358	496	2,596
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	76,136	4,126	(9,338)	2,821	2,411	76,156	2,172,789	826	3,295
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	19,016	2,060	(665)	44	(1,452)	19,003	749,320	63	1,785
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	5,122	1,022	(399)	(36)	(645)	5,064	574,152	208	—
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	10,760	1,215	(1,011)	(125)	(269)	10,570	1,584,666	634	83
Totals	$135,299	$13,556	$(12,977)	$2,643	$(4,082)	$134,439		$2,267	$7,981

Amounts designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

March 31, 2022

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
Assets:
Investments in affiliated funds, at market value †	$14,517		$4,344		$58,946		$27,199
Receivable for investment securities sold	16		2		23		8
Income distribution receivable from affiliated funds	7		5		41		50
Receivable for fund shares sold	—		—		—		—
Receivable from adviser	—		—		1		—
Prepaid expenses	—		1		11		5
Total Assets	14,540		4,352		59,022		27,262
Liabilities:
Payable for fund shares redeemed	14		1		15		4
Payable for investment securities purchased	7		5		42		50
Shareholder servicing fees payable	1		1		8		6
Distribution fees payable	—		—		1		—
Investment advisory fees payable	—		—		—		—
Administrative servicing fees payable	—		—		—		—
Trustees' fees payable	—		—		—		—
Accrued expenses	3		2		25		11
Total Liabilities	25		9		91		71
Net Assets	$14,515		$4,343		$58,931		$27,191
† Cost of investments in affiliated funds	$14,341		$4,306		$58,333		$22,304
Net Assets:
Paid in Capital (unlimited authorization - no par value)	$14,348		$5,989		$59,132		$23,826
Total distributable earnings/(loss)	167		(1,646)		(201)		3,365
Net Assets	$14,515		$4,343		$58,931		$27,191
Net Asset Value, Offering and Redemption Price Per Share — Class F	$9.81		$11.63		$10.75		$13.37
	($14,437,830 ÷ 1,471,780 shares	)	($4,342,907 ÷ 373,405 shares	)	($58,538,334 ÷ 5,447,362 shares	)	($27,190,887 ÷ 2,034,351 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class D	N/A		N/A		$10.72		N/A
					($268,395 ÷ 25,028 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$9.62		N/A		$10.97		N/A
	$(77,114 ÷ 8,013 shares	)			($124,606 ÷ 11,359 shares	)

(1) Net assets divided by shares does not calculate to the stated NAV because net assets and shares are shown rounded.

Amounts designated as "—" are $0 or have been rounded to $0.

N/A - Not applicable. Class D and/or Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund		Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund

$122,525		$67,117		$147,597		$87,233		$65,470		$25,426		$166,222		$134,439
46		63		95		15		67		4		49		66
83		67		61		38		57		11		107		59
4		—		7		—		—		—		4		—
1		—		—		—		—		—		—		—
25		13		32		17		14		5		35		26
122,684		67,260		147,792		87,303		65,608		25,446		166,417		134,590

32		53		81		2		58		1		30		47
84		68		62		39		58		11		108		59
22		14		31		18		14		5		35		28
1		—		7		—		—		—		6		—
—		—		2		—		—		—		—		—
—		—		3		—		—		—		2		—
1		—		1		1		—		—		1		1
52		28		59		35		28		10		69		56
192		163		246		95		158		27		251		191
$122,492		$67,097		$147,546		$87,208		$65,450		$25,419		$166,166		$134,399
$121,228		$48,545		$128,105		$47,650		$60,501		$13,052		$153,109		$70,465

$119,698		$49,323		$122,793		$44,890		$62,277		$11,938		$152,279		$65,172
2,794		17,774		24,753		42,318		3,173		13,481		13,887		69,227
$122,492		$67,097		$147,546		$87,208		$65,450		$25,419		$166,166		$134,399
$12.65		$19.78		$16.05		$26.61		$11.57		$21.81		$13.62		$28.63
($120,331,637 ÷ 9,508,984 shares	)	($67,097,047 ÷ 3,391,437 shares	)	($139,099,440 ÷ 8,668,511 shares	)	($87,207,763 ÷ 3,277,297 shares	)	($65,450,190 ÷ 5,657,316 shares	)	($25,418,955 ÷ 1,165,266 shares	)	($159,472,136 ÷ 11,707,459 shares	)	($134,399,212 ÷ 4,694,795 shares	)
$12.63		N/A		$15.73		N/A		N/A		N/A		$13.52		N/A
($266,227 ÷ 21,072 shares	)			($1,469,529 ÷ 93,398 shares	)							($2,002,883 ÷ 148,183 shares	)
$13.04		N/A		$15.52		N/A		$13.16		N/A		$13.37		N/A
($1,893,960 ÷ 145,187 shares	)			($6,976,632 ÷ 449,413 shares	)			$(269 ÷ 20 shares	)(1)			($4,691,260 ÷ 350,769 shares	)

SEI Asset Allocation Trust / Annual Report / March 31, 2022

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended March 31, 2022

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund	Conservative Strategy Allocation Fund
Investment Income:
Income distributions from affiliated funds	$239	$61	$1,309	$786
Expenses
Administration fees	25	8	96	43
Investment advisory fees	16	6	64	29
Shareholder servicing fees — Class F	40	14	155	72
Shareholder servicing fees — Class D	—	—	3	—
Shareholder servicing fees — Class I	—	—	1	—
Administrative servicing fees — Class I	1	—	1	—
Trustees' fees	—	—	1	1
Distribution fees — Class D	—	—	10	—
Registration fees	9	2	27	11
Professional fees	4	1	14	6
Printing fees	4	1	12	6
Custodian/wire agent fees	1	—	4	2
Chief compliance officer fees	—	—	—	—
Other expenses	1	—	3	1
Total expenses	101	32	391	171
Less:
Administration fees waived	(24)	(8)	(96)	(43)
Investment advisory fees waived	(18)	(5)	(61)	(28)
Waiver of shareholder servicing fees — Class F	(22)	—	(56)	—
Waiver of shareholder servicing fees — Class D	—	—	(1)	—
Waiver of shareholder servicing fees — Class I	—	—	—	—
Net Expenses	37	19	177	100
Net Investment Income	202	42	1,132	686
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized gain from sales of affiliated funds	87	11	137	500
Capital gain distributions received from affiliated funds	194	7	1,391	1,026
Net change in unrealized appreciation (depreciation) from affiliated funds	(387)	(35)	(1,524)	268
Net Realized and Unrealized gain (loss) from Affiliated Funds	(106)	(17)	4	1,794
Net Increase in Net Assets Resulting from Operations	$96	$25	$1,136	$2,480

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

Moderate Strategy Fund	Moderate Strategy Allocation Fund	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund	Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$3,799	$1,603	$4,987	$1,446	$2,584	$425	$6,391	$2,267

200	107	259	137	113	40	283	213
134	71	173	91	75	27	188	142
326	178	387	228	188	67	451	354
2	—	19	—	—	—	8	—
6	—	25	—	—	—	11	—
6	—	25	—	—	—	11	—
2	1	3	2	2	1	4	3
6	—	58	—	—	—	25	—
59	26	67	32	30	10	74	51
30	16	36	20	16	6	41	32
24	16	34	20	15	6	38	30
9	5	12	6	5	2	13	10
1	—	1	1	—	—	1	1
5	2	8	4	3	2	8	5
810	422	1,107	541	447	161	1,156	841

(201)	(107)	(259)	(137)	(113)	(40)	(282)	(213)
(129)	(66)	(157)	(83)	(70)	(25)	(174)	(130)
(52)	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(1)	—	—	—	—	—	—	—
427	249	691	321	264	96	700	498
3,372	1,354	4,296	1,125	2,320	329	5,691	1,769

738	784	5,475	1,092	1,627	675	3,899	2,643
5,154	3,731	13,878	5,065	3,473	1,475	11,303	7,981
(4,295)	179	(18,365)	(2,047)	(5,484)	(911)	(14,694)	(4,082)
1,597	4,694	988	4,110	(384)	1,239	508	6,542
$4,969	$6,048	$5,284	$5,235	$1,936	$1,568	$6,199	$8,311

SEI Asset Allocation Trust / Annual Report / March 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the year ended March 31,

	Defensive Strategy Fund		Defensive Strategy Allocation Fund
	4/01/21 - 3/31/22	4/01/20 - 3/31/21	4/01/21 - 3/31/22	4/01/20 - 3/31/21
Operations:
Net investment income	$202	$214	$42	$58
Net realized gain (loss) from sales of affiliated funds	87	235	11	(89)
Capital gain distributions received from affiliated funds	194	261	7	23
Net change in unrealized appreciation (depreciation) from affiliated funds	(387)	1,025	(35)	325
Net Increase in Net Assets Resulting from Operations	96	1,735	25	317
Distributions:
Class F	(519)	(365)	(50)	(118)
Class D	N/A	N/A	N/A	N/A
Class I	(23)	(6)	N/A	N/A
Return of Capital:
Class F	—	—	—	(1)
Class D	N/A	N/A	N/A	N/A
Class I	—	—	N/A	N/A
Total Distributions	(542)	(371)	(50)	(119)
Capital Share Transactions:(1)
Class F
Proceeds from shares issued	4,373	44,930	399	1,645
Reinvestment of dividends & distributions	514	360	46	112
Cost of shares redeemed	(7,357)	(45,341)	(2,313)	(3,291)
Decrease in Net Assets Derived from Class F Transactions	(2,470)	(51)	(1,868)	(1,534)
Class D
Proceeds from shares issued	N/A	N/A	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A	N/A	N/A
Cost of shares redeemed	N/A	N/A	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	N/A	N/A	N/A	N/A
Class I
Proceeds from shares issued	417	101	N/A	N/A
Reinvestment of dividends & distributions	23	6	N/A	N/A
Cost of shares redeemed	(709)	(180)	N/A	N/A
Decrease in Net Assets Derived from Class I Transactions	(269)	(73)	N/A	N/A
Decrease in Net Assets Derived From Capital Share Transactions	(2,739)	(124)	(1,868)	(1,534)
Net Increase (Decrease) in Net Assets	(3,185)	1,240	(1,893)	(1,336)
Net Assets:
Beginning of Year	17,700	16,460	6,236	7,572
End of Year	$14,515	$17,700	$4,343	$6,236

(1)    For Capital Share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as "—" are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

Conservative Strategy Fund		Conservative Strategy Allocation Fund		Moderate Strategy Fund		Moderate Strategy Allocation Fund
4/01/21 - 3/31/22	4/01/20 - 3/31/21	4/01/21 - 3/31/22	4/01/20 - 3/31/21	4/01/21 - 3/31/22	4/01/20 - 3/31/21	4/01/21 - 3/31/22	4/01/20 - 3/31/21

$1,132	$734	$686	$796	$3,372	$1,703	$1,354	$1,241
137	(580)	500	(845)	738	(2,306)	784	918
1,391	1,013	1,026	1,157	5,154	3,873	3,731	2,852
(1,524)	6,095	268	6,259	(4,295)	20,584	179	13,034
1,136	7,262	2,480	7,367	4,969	23,854	6,048	18,045

(2,304)	(1,531)	(1,152)	(1,074)	(6,328)	(4,208)	(5,818)	(4,314)
(15)	(60)	N/A	N/A	(18)	(79)	N/A	N/A
(11)	(9)	N/A	N/A	(124)	(57)	N/A	N/A

—	—	—	—	—	—	—	—
—	—	N/A	N/A	—	—	N/A	N/A
—	—	N/A	N/A	—	—	N/A	N/A
(2,330)	(1,600)	(1,152)	(1,074)	(6,470)	(4,344)	(5,818)	(4,314)

7,013	14,203	1,572	1,837	9,828	53,266	7,105	6,176
2,191	1,445	1,016	962	6,103	4,017	5,437	3,991
(14,075)	(19,024)	(5,881)	(11,238)	(36,072)	(75,268)	(14,177)	(15,893)
(4,871)	(3,376)	(3,293)	(8,439)	(20,141)	(17,985)	(1,635)	(5,726)

177	1,647	N/A	N/A	205	462	N/A	N/A
9	57	N/A	N/A	9	74	N/A	N/A
(4,496)	(1,059)	N/A	N/A	(3,937)	(500)	N/A	N/A
(4,310)	645	N/A	N/A	(3,723)	36	N/A	N/A

56	81	N/A	N/A	615	335	N/A	N/A
11	9	N/A	N/A	125	57	N/A	N/A
(280)	(608)	N/A	N/A	(1,202)	(392)	N/A	N/A
(213)	(518)	N/A	N/A	(462)	—	N/A	N/A
(9,394)	(3,249)	(3,293)	(8,439)	(24,326)	(17,949)	(1,635)	(5,726)
(10,588)	2,413	(1,965)	(2,146)	(25,827)	1,561	(1,405)	8,005

69,519	67,106	29,156	31,302	148,319	146,758	68,502	60,497
$58,931	$69,519	$27,191	$29,156	$122,492	$148,319	$67,097	$68,502

SEI Asset Allocation Trust / Annual Report / March 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands) (Concluded)

For the year ended March 31,

	Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	4/01/21 - 3/31/22	4/01/20 - 3/31/21	4/01/21 - 3/31/22	4/01/20 - 3/31/21
Operations:
Net investment income	$4,296	$1,941	$1,125	$898
Net realized gain from sales of affiliated funds	5,475	910	1,092	93
Capital gain distributions received from affiliated funds	13,878	3,449	5,065	715
Net change in unrealized appreciation (depreciation) from affiliated funds	(18,365)	51,989	(2,047)	29,343
Net Increase in Net Assets Resulting from Operations	5,284	58,289	5,235	31,049
Distributions:
Class F	(12,725)	(5,821)	(3,342)	(3,186)
Class D	(127)	(645)	N/A	N/A
Class I	(868)	(346)	N/A	N/A
Total Distributions	(13,720)	(6,812)	(3,342)	(3,186)
Capital Share Transactions:(1)
Class F
Proceeds from shares issued	29,329	17,233	2,316	4,565
Reinvestment of dividends & distributions	12,311	5,623	3,079	2,994
Cost of shares redeemed	(48,325)	(35,561)	(7,033)	(7,376)
Increase (Decrease) in Net Assets Derived from Class F Transactions	(6,685)	(12,705)	(1,638)	183
Class D
Proceeds from shares issued	688	1,953	N/A	N/A
Reinvestment of dividends & distributions	112	637	N/A	N/A
Cost of shares redeemed	(19,359)	(1,417)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	(18,559)	1,173	N/A	N/A
Class I
Proceeds from shares issued	962	1,126	N/A	N/A
Reinvestment of dividends & distributions	866	346	N/A	N/A
Cost of shares redeemed	(4,038)	(960)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class I Transactions	(2,210)	512	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(27,454)	(11,020)	(1,638)	183
Net Increase (Decrease) in Net Assets	(35,890)	40,457	255	28,046
Net Assets:
Beginning of Year	183,436	142,979	86,953	58,907
End of Year	$147,546	$183,436	$87,208	$86,953

(1)    For Capital Share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as "—" are $0 or have been rounded to $0.

N/A—Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
4/01/21 - 3/31/22	4/01/20 - 3/31/21	4/01/21 - 3/31/22	4/01/20 - 3/31/21	4/01/21 - 3/31/22	4/01/20 - 3/31/21	4/01/21 - 3/31/22	4/01/20 - 3/31/21

$2,320	$1,090	$329	$303	$5,691	$2,467	$1,769	$1,507
1,627	1,007	675	1,107	3,899	1,398	2,643	3,330
3,473	1,919	1,475	235	11,303	4,240	7,981	1,188
(5,484)	13,939	(911)	8,808	(14,694)	44,139	(4,082)	46,399
1,936	17,955	1,568	10,453	6,199	52,244	8,311	52,424

(6,777)	(3,499)	(2,172)	(1,468)	(16,250)	(7,301)	(8,494)	(6,671)
N/A	N/A	N/A	N/A	(185)	(166)	N/A	N/A
—	—	N/A	N/A	(399)	(164)	N/A	N/A
(6,777)	(3,499)	(2,172)	(1,468)	(16,834)	(7,631)	(8,494)	(6,671)

2,490	5,228	728	930	9,020	14,177	1,943	3,393
6,598	3,413	1,896	1,298	15,809	7,109	7,762	6,208
(17,787)	(17,082)	(2,477)	(5,835)	(39,810)	(40,246)	(10,383)	(20,320)
(8,699)	(8,441)	147	(3,607)	(14,981)	(18,960)	(678)	(10,719)

N/A	N/A	N/A	N/A	344	616	N/A	N/A
N/A	N/A	N/A	N/A	178	164	N/A	N/A
N/A	N/A	N/A	N/A	(3,876)	(1,408)	N/A	N/A
N/A	N/A	N/A	N/A	(3,354)	(628)	N/A	N/A

3	2	N/A	N/A	1,332	295	N/A	N/A
—	—	N/A	N/A	399	164	N/A	N/A
(5)	—	N/A	N/A	(1,228)	(328)	N/A	N/A
(2)	2	N/A	N/A	503	131	N/A	N/A
(8,701)	(8,439)	147	(3,607)	(17,832)	(19,457)	(678)	(10,719)
(13,542)	6,017	(457)	5,378	(28,467)	25,156	(861)	35,034

78,992	72,975	25,876	20,498	194,633	169,477	135,260	100,226
$65,450	$78,992	$25,419	$25,876	$166,166	$194,633	$134,399	$135,260

SEI Asset Allocation Trust / Annual Report / March 31, 2022

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Defensive Strategy Fund
Class F
2022	$10.11	$0.13	$(0.09)	$0.04	$(0.18)	$(0.16)	$(0.34)	$9.81	0.41%	$14,438	0.21%	0.62%	1.23%	27%
2021	9.72	0.07	0.51	0.58	(0.19)	—	(0.19)	10.11	5.99	17,330	0.21	0.58	0.68	143
2020	9.88	0.19	(0.11)	0.08	(0.24)	—	(0.24)	9.72	0.77	16,031	0.21	0.59	1.92	17
2019	9.79	0.17	0.09	0.26	(0.17)	—	(0.17)	9.88	2.75	19,624	0.21	0.57	1.77	24
2018	9.83	0.16	(0.02)	0.14	(0.18)	—	(0.18)	9.79	1.45	28,203	0.21	0.57	1.58	19
Class I
2022	$9.93	$0.18	$(0.17)	$0.01	$(0.16)	$(0.16)	$(0.32)	$9.62	0.09%	$77	0.46%	0.86%	1.83%	27%
2021	9.54	0.04	0.52	0.56	(0.17)	—	(0.17)	9.93	5.84	370	0.46	0.83	0.43	143
2020	9.70	0.16	(0.10)	0.06	(0.22)	—	(0.22)	9.54	0.53	429	0.46	0.84	1.67	17
2019	9.62	0.16	0.07	0.23	(0.15)	—	(0.15)	9.70	2.44	328	0.46	0.82	1.67	24
2018	9.66	0.13	(0.02)	0.11	(0.15)	—	(0.15)	9.62	1.18	472	0.46	0.82	1.29	19
Defensive Strategy Allocation Fund
Class F
2022	$11.71	$0.09	$(0.07)	$0.02	$(0.10)	$—	$(0.10)	$11.63	0.18%	$4,343	0.35%	0.60%	0.74%	13%
2021	11.36	0.10	0.45	0.55	(0.20)	— ^	(0.20)	11.71	4.88	6,236	0.35	0.61	0.86	27
2020	14.25	0.44	(2.56)	(2.12)	(0.53)	(0.24)	(0.77)	11.36	(16.02)	7,572	0.35	0.58	3.07	49
2019	14.13	0.43	0.79	1.22	(0.59)	(0.51)	(1.10)	14.25	9.22	8,168	0.35	0.57	3.05	44
2018	14.54	0.43	0.16	0.59	(0.62)	(0.38)	(1.00)	14.13	4.02	10,125	0.35	0.57	2.95	31
Conservative Strategy Fund
Class F
2022	$10.99	$0.20	$(0.02)	$0.18	$(0.29)	$(0.13)	$(0.42)	$10.75	1.56%	$58,538	0.26%	0.60%	1.81%	8%
2021	10.15	0.12	0.96	1.08	(0.19)	(0.05)	(0.24)	10.99	10.71	64,670	0.26	0.60	1.07	20
2020	10.66	0.23	(0.39)	(0.16)	(0.30)	(0.05)	(0.35)	10.15	(1.68)	62,724	0.26	0.59	2.12	18
2019	10.56	0.21	0.10	0.31	(0.21)	—	(0.21)	10.66	3.04	74,320	0.26	0.57	2.00	13
2018	10.49	0.19	0.11	0.30	(0.23)	—	(0.23)	10.56	2.85	80,886	0.26	0.57	1.78	17
Class D
2022	$10.97	$—	$0.08	$0.08	$(0.20)	$(0.13)	$(0.33)	$10.72	0.64%	$268	1.01%	1.35%	0.02%	8%
2021	10.13	0.04	0.96	1.00	(0.11)	(0.05)	(0.16)	10.97	9.91	4,507	1.01	1.35	0.34	20
2020	10.64	0.15	(0.39)	(0.24)	(0.22)	(0.05)	(0.27)	10.13	(2.43)	3,580	1.01	1.34	1.39	18
2019	10.54	0.13	0.11	0.24	(0.14)	—	(0.14)	10.64	2.28	3,700	1.01	1.32	1.28	13
2018	10.48	0.11	0.10	0.21	(0.15)	—	(0.15)	10.54	1.97	3,506	1.01	1.32	1.02	17
Class I
2022	$11.20	$0.18	$(0.02)	$0.16	$(0.26)	$(0.13)	$(0.39)	$10.97	1.35%	$125	0.51%	0.85%	1.61%	8%
2021	10.34	0.06	1.00	1.06	(0.15)	(0.05)	(0.20)	11.20	10.35	342	0.51	0.85	0.58	20
2020	10.85	0.20	(0.38)	(0.18)	(0.28)	(0.05)	(0.33)	10.34	(1.89)	802	0.51	0.84	1.86	18
2019	10.74	0.19	0.11	0.30	(0.19)	—	(0.19)	10.85	2.83	982	0.51	0.82	1.75	13
2018	10.67	0.11	0.16	0.27	(0.20)	—	(0.20)	10.74	2.49	1,023	0.51	0.82	1.03	17

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Includes return of capital less than $0.005.

Amounts designated as "—" are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Conservative Strategy Allocation Fund
Class F
2022	$12.78	$0.32	$0.80	$1.12	$(0.53)	$—	$(0.53)	$13.37	8.90%	$27,191	0.35%	0.60%	2.38%	12%
2021	10.46	0.30	2.42	2.72	(0.40)	—	(0.40)	12.78	26.55	29,156	0.35	0.60	2.57	23
2020	13.21	0.38	(1.94)	(1.56)	(0.45)	(0.74)	(1.19)	10.46	(13.46)	31,302	0.35	0.59	2.86	22
2019	13.18	0.37	0.83	1.20	(0.48)	(0.69)	(1.17)	13.21	9.78	39,828	0.35	0.57	2.75	15
2018	13.59	0.38	0.17	0.55	(0.54)	(0.42)	(0.96)	13.18	3.98	39,443	0.35	0.57	2.79	16
Moderate Strategy Fund
Class F
2022	$12.87	$0.33	$0.11	$0.44	$(0.53)	$(0.13)	$(0.66)	$12.65	3.30%	$120,332	0.31%	0.60%	2.53%	11%
2021	11.37	0.13	1.71	1.84	(0.22)	(0.12)	(0.34)	12.87	16.32	142,002	0.31	0.60	1.08	33
2020	12.17	0.26	(0.64)	(0.38)	(0.42)	—	(0.42)	11.37	(3.45)	141,208	0.31	0.59	2.06	27
2019	12.01	0.26	0.17	0.43	(0.27)	—	(0.27)	12.17	3.72	168,079	0.31	0.57	2.17	12
2018	11.75	0.18	0.33	0.51	(0.25)	—	(0.25)	12.01	4.38	194,123	0.31	0.57	1.53	16
Class D
2022	$12.83	$0.03	$0.32	$0.35	$(0.42)	$(0.13)	$(0.55)	$12.63	2.61%	$266	1.06%	1.35%	0.24%	11%
2021	11.34	0.05	1.69	1.74	(0.13)	(0.12)	(0.25)	12.83	15.40	3,908	1.06	1.35	0.38	33
2020	12.13	0.17	(0.64)	(0.47)	(0.32)	—	(0.32)	11.34	(4.10)	3,419	1.06	1.34	1.37	27
2019	11.98	0.17	0.16	0.33	(0.18)	—	(0.18)	12.13	2.87	3,574	1.06	1.32	1.45	12
2018	11.71	0.09	0.34	0.43	(0.16)	—	(0.16)	11.98	3.68	3,461	1.06	1.32	0.76	16
Class I
2022	$13.24	$0.35	$0.07	$0.42	$(0.49)	$(0.13)	$(0.62)	$13.04	3.10%	$1,894	0.56%	0.85%	2.58%	11%
2021	11.70	0.11	1.74	1.85	(0.19)	(0.12)	(0.31)	13.24	15.91	2,409	0.56	0.85	0.87	33
2020	12.50	0.23	(0.64)	(0.41)	(0.39)	—	(0.39)	11.70	(3.60)	2,131	0.56	0.84	1.82	27
2019	12.34	0.24	0.16	0.40	(0.24)	—	(0.24)	12.50	3.35	2,302	0.56	0.82	1.97	12
2018	12.05	0.16	0.35	0.51	(0.22)	—	(0.22)	12.34	4.25	3,598	0.56	0.82	1.28	16
Moderate Strategy Allocation Fund
Class F
2022	$19.71	$0.38	$1.36	$1.74	$(0.77)	$(0.90)	$(1.67)	$19.78	8.94%	$67,097	0.35%	0.59%	1.90%	15%
2021	15.94	0.35	4.67	5.02	(0.43)	(0.82)	(1.25)	19.71	32.25	68,502	0.35	0.60	1.92	17
2020	20.00	0.46	(2.85)	(2.39)	(0.51)	(1.16)	(1.67)	15.94	(13.64)	60,497	0.35	0.59	2.25	11
2019	20.35	0.42	0.95	1.37	(0.56)	(1.16)	(1.72)	20.00	7.32	85,313	0.35	0.57	2.08	15
2018	19.87	0.41	1.15	1.56	(0.59)	(0.49)	(1.08)	20.35	7.87	92,109	0.35	0.57	1.98	14

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "—" are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Aggressive Strategy Fund
Class F
2022	$17.09	$0.47	$(0.02)	$0.45	$(0.95)	$(0.54)	$(1.49)	$16.05	2.19%	$139,099	0.35%	0.59%	2.69%	18%
2021	12.41	0.19	5.16	5.35	(0.28)	(0.39)	(0.67)	17.09	43.43	154,482	0.35	0.60	1.25	19
2020	14.76	0.25	(1.73)	(1.48)	(0.44)	(0.43)	(0.87)	12.41	(11.14)	123,231	0.35	0.59	1.63	21
2019	15.08	0.26	(0.23)	0.03	(0.35)	—	(0.35)	14.76	0.42	172,138	0.35	0.57	1.73	12
2018	13.71	0.17	1.45	1.62	(0.25)	—	(0.25)	15.08	11.86	203,817	0.35	0.57	1.18	7
Class D
2022	$16.83	$(0.31)	$0.62	$0.31	$(0.87)	$(0.54)	$(1.41)	$15.73	1.35%	$1,470	1.10%	1.34%	(1.75)%	18%
2021	12.25	0.09	5.07	5.16	(0.19)	(0.39)	(0.58)	16.83	42.37	19,093	1.10	1.35	0.57	19
2020	14.59	0.15	(1.72)	(1.57)	(0.34)	(0.43)	(0.77)	12.25	(11.79)	12,914	1.10	1.34	0.97	21
2019	14.93	0.15	(0.23)	(0.08)	(0.26)	—	(0.26)	14.59	(0.36)	14,087	1.10	1.32	1.04	12
2018	13.60	0.05	1.46	1.51	(0.18)	—	(0.18)	14.93	11.06	14,419	1.10	1.32	0.34	7
Class I
2022	$16.58	$0.46	$(0.07)	$0.39	$(0.91)	$(0.54)	$(1.45)	$15.52	1.89%	$6,977	0.60%	0.84%	2.71%	18%
2021	12.05	0.15	5.01	5.16	(0.24)	(0.39)	(0.63)	16.58	43.13	9,861	0.60	0.85	1.04	19
2020	14.36	0.21	(1.69)	(1.48)	(0.40)	(0.43)	(0.83)	12.05	(11.40)	6,834	0.60	0.84	1.40	21
2019	14.68	0.24	(0.24)	—	(0.32)	—	(0.32)	14.36	0.18	8,650	0.60	0.82	1.65	12
2018	13.35	0.11	1.44	1.55	(0.22)	—	(0.22)	14.68	11.60	11,405	0.60	0.82	0.77	7
Tax-Managed Aggressive Strategy Fund
Class F
2022	$26.03	$0.34	$1.26	$1.60	$(0.52)	$(0.50)	$(1.02)	$26.61	6.00%	$87,208	0.35%	0.59%	1.24%	8%
2021	17.53	0.27	9.21	9.48	(0.31)	(0.67)	(0.98)	26.03	54.85	86,953	0.35	0.60	1.22	8
2020	20.91	0.32	(3.08)	(2.76)	(0.33)	(0.29)	(0.62)	17.53	(13.77)	58,907	0.35	0.59	1.51	12
2019	21.61	0.27	0.02	0.29	(0.29)	(0.70)	(0.99)	20.91	1.68	76,364	0.35	0.57	1.25	8
2018	19.20	0.24	2.44	2.68	(0.27)	—	(0.27)	21.61	14.00	75,709	0.35	0.57	1.16	7
Core Market Strategy Fund
Class F
2022	$12.52	$0.39	$(0.11)	$0.28	$(0.64)	$(0.59)	$(1.23)	$11.57	1.81%	$65,450	0.35%	0.60%	3.09%	15%
2021	10.33	0.17	2.56	2.73	(0.30)	(0.24)	(0.54)	12.52	26.72	78,990	0.35	0.60	1.40	16
2020	11.52	0.23	(0.80)	(0.57)	(0.41)	(0.21)	(0.62)	10.33	(5.56)	72,975	0.35	0.59	1.95	27
2019	11.76	0.26	(0.05)	0.21	(0.29)	(0.16)	(0.45)	11.52	2.08	94,760	0.35	0.57	2.22	14
2018	11.19	0.17	0.63	0.80	(0.23)	—	(0.23)	11.76	7.17	105,341	0.35	0.57	1.42	11
Class I
2022	$14.03	$0.71	$(0.38)	$0.33	$(0.61)	$(0.59)	$(1.20)	$13.16	2.01%	$—	0.56%	0.80%	4.89%	15%
2021	11.45	0.10	3.01	3.11	(0.29)	(0.24)	(0.53)	14.03	27.44	2	0.33 ‡	0.38 ‡	0.70	16
2020	12.63	0.35	(0.92)	(0.57)	(0.40)	(0.21)	(0.61)	11.45	(5.04)	—	— ^^	— ^^	2.68	27
2019	12.78	0.31	(0.05)	0.26	(0.25)	(0.16)	(0.41)	12.63	2.30	—	— ^	— ^	2.44	14
2018	12.13	0.19	0.66	0.85	(0.20)	—	(0.20)	12.78	7.00	1	0.60	0.82	1.49	11

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	The ratio appears lower due to the relative net asset value of Class I. Prospectively, it is expected the ratio of net expenses to average net assets would approximate 0.60% (0.85% excluding waivers).
^	The ratio appears lower due to the relative net asset value of Class I. Prospectively, it is expected the ratio of net expenses to average net assets would approximate 0.60% (0.82% excluding waivers).
^^	The ratio appears lower due to the relative net asset value of Class I. Prospectively, it is expected the ratio of net expenses to average net assets would approximate 0.60% (0.84% excluding waivers).

Amounts designated as "—" are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Core Market Strategy Allocation Fund
Class F
2022	$22.35	$0.29	$1.12	$1.41	$(0.44)	$(1.51)	$(1.95)	$21.81	5.98%	$25,419	0.35%	0.60%	1.24%	9%
2021	15.31	0.24	8.00	8.24	(0.27)	(0.93)	(1.20)	22.35	54.79	25,876	0.35	0.60	1.23	5
2020	18.64	0.29	(2.66)	(2.37)	(0.30)	(0.66)	(0.96)	15.31	(13.80)	20,498	0.35	0.59	1.51	10
2019	18.99	0.24	0.03	0.27	(0.26)	(0.36)	(0.62)	18.64	1.64	27,686	0.35	0.57	1.25	17
2018	17.42	0.22	2.20	2.42	(0.24)	(0.61)	(0.85)	18.99	13.98	28,825	0.35	0.57	1.16	13
Market Growth Strategy Fund
Class F
2022	$14.60	$0.46	$—	$0.46	$(0.80)	$(0.64)	$(1.44)	$13.62	2.71%	$159,472	0.35%	0.59%	3.06%	13%
2021	11.42	0.18	3.56	3.74	(0.29)	(0.27)	(0.56)	14.60	33.05	184,903	0.35	0.60	1.34	13
2020	12.96	0.24	(1.19)	(0.95)	(0.43)	(0.16)	(0.59)	11.42	(8.00)	161,376	0.35	0.59	1.83	20
2019	13.11	0.26	(0.10)	0.16	(0.31)	—	(0.31)	12.96	1.42	221,526	0.35	0.57	2.01	12
2018	12.26	0.17	0.92	1.09	(0.24)	—	(0.24)	13.11	8.92	263,954	0.35	0.57	1.29	7
Class D
2022	$14.51	$0.12	$0.23	$0.35	$(0.70)	$(0.64)	$(1.34)	$13.52	1.99%	$2,003	1.10%	1.35%	0.83%	13%
2021	11.36	0.07	3.55	3.62	(0.20)	(0.27)	(0.47)	14.51	32.00	5,307	1.10	1.35	0.56	13
2020	12.89	0.15	(1.19)	(1.04)	(0.33)	(0.16)	(0.49)	11.36	(8.65)	4,749	1.10	1.34	1.12	20
2019	13.04	0.17	(0.10)	0.07	(0.22)	—	(0.22)	12.89	0.66	5,203	1.10	1.32	1.33	12
2018	12.20	0.06	0.93	0.99	(0.15)	—	(0.15)	13.04	8.13	5,779	1.10	1.32	0.49	7
Class I
2022	$14.36	$0.48	$(0.07)	$0.41	$(0.76)	$(0.64)	$(1.40)	$13.37	2.42%	$4,691	0.60%	0.85%	3.25%	13%
2021	11.24	0.15	3.50	3.65	(0.26)	(0.27)	(0.53)	14.36	32.71	4,423	0.60	0.85	1.14	13
2020	12.76	0.15	(1.11)	(0.96)	(0.40)	(0.16)	(0.56)	11.24	(8.21)	3,352	0.60	0.84	1.12	20
2019	12.91	0.22	(0.09)	0.13	(0.28)	—	(0.28)	12.76	1.18	6,584	0.60	0.82	1.76	12
2018	12.08	0.12	0.92	1.04	(0.21)	—	(0.21)	12.91	8.61	7,527	0.60	0.82	0.97	7
Market Growth Strategy Allocation Fund
Class F
2022	$28.65	$0.38	$1.42	$1.80	$(0.58)	$(1.24)	$(1.82)	$28.63	6.06%	$134,399	0.35%	0.59%	1.25%	9%
2021	19.50	0.30	10.22	10.52	(0.34)	(1.03)	(1.37)	28.65	54.87	135,260	0.35	0.60	1.22	4
2020	23.46	0.36	(3.42)	(3.06)	(0.37)	(0.53)	(0.90)	19.50	(13.83)	100,226	0.35	0.59	1.51	10
2019	23.61	0.29	0.07	0.36	(0.32)	(0.19)	(0.51)	23.46	1.66	133,196	0.35	0.57	1.23	9
2018	20.98	0.26	2.66	2.92	(0.29)	—	(0.29)	23.61	13.99	134,878	0.35	0.57	1.17	7

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

NOTES TO FINANCIAL STATEMENTS

March 31, 2022

1. ORGANIZATION

SEI Asset Allocation Trust (the “Trust”) is organized as a Massachusetts Business Trust under a Declaration of Trust dated November 20, 1995. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company with twelve funds: Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax- Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (each a “Fund,” collectively the “Funds”). Each Fund is a “fund of funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional Managed Trust, and SEI Institutional International Trust. The Declaration of Trust permits the Trust to offer separate classes of shares in each Fund, as follows: Defensive Strategy Fund, Conservative Strategy Fund, Moderate Strategy Fund, Aggressive Strategy Fund, Core Market Strategy Fund and Market Growth Strategy Fund offer Class F (formerly Class A), Class D and Class I Shares; Defensive Strategy Allocation Fund, Conservative Strategy Allocation Fund, Moderate Strategy Allocation Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Allocation Fund, and Market Growth Strategy Allocation Fund offer Class F Shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and strategies.

As of March 31, 2022, the Class D shares of Defensive Strategy Fund and Core Market Strategy Fund had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets at the date of the financial statements, and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended March 31, 2022, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds

SEI Asset Allocation Trust / Annual Report / March 31, 2022

are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. As of and for the year ended March 31, 2022 the Funds did not utilize forward foreign currency contracts.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a distribution and shareholder services plan (the Distribution Plan) with respect to Class D Shares that allows Class D Shares to pay fees to service providers, based on average daily net assets of the Class D Shares, to compensate them for distribution services or shareholder services with respect to Class D Shares.

In addition, the Funds have adopted a shareholder services plan (the Service Plan) with respect to Class F, D and I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such Shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Funds’ Distribution, Service and Administrative Service Plans provide that distribution fees, shareholder service fees and administrative service fees, as applicable, will be paid to SEI Investments Distribution Co., which may then be used by SEI Investments Distribution Co. to compensate financial intermediaries for providing distribution, shareholder services or administrative services with respect to the Shares.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive or reimburse the Funds for all or a portion of their fees in order to keep total annual fund operating expenses (exclusive of acquired fund fees and expenses, interest from borrowings, brokerage commissions, taxes, trustees fees, proxy fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. These waivers and reimbursements are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The Administrator, Distributor, and Adviser for the Trust serve in the same capacity for the underlying affiliated investment companies.

The following is a summary of annual fees payable to the Adviser, and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Shareholder Servicing Fees	Administrative Servicing Fees	Distribution Fees*	Voluntary Expense Limitations
Defensive Strategy Fund
Class F	0.10%	0.25%	—	—	0.21%
Class I	0.10%	0.25%	0.25%	—	0.46%
Defensive Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Conservative Strategy Fund
Class F	0.10%	0.25%	—	—	0.26%
Class D	0.10%	0.25%	—	0.75%	1.01%
Class I	0.10%	0.25%	0.25%	—	0.51%
Conservative Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Moderate Strategy Fund
Class F	0.10%	0.25%	—	—	0.31%
Class D	0.10%	0.25%	—	0.75%	1.06%
Class I	0.10%	0.25%	0.25%	—	0.56%
Moderate Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Aggressive Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class D	0.10%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	—	0.60%
Tax-Managed Aggressive Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Core Market Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class I	0.10%	0.25%	0.25%	—	0.60%
Core Market Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Market Growth Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class D	0.10%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	—	0.60%
Market Growth Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%

*

These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

The Trust will pay the Administrator the following fees at the annual rate set forth below based upon the aggregate average daily net assets of the Trust:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Defensive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Defensive Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Moderate Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Moderate Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Aggressive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Tax-Managed Aggressive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended March 31, 2022, the Trust has not participated in the Program.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Administrator, the Adviser and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser and service providers.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

4. CAPITAL SHARE TRANSACTIONS

For the year ended March 31, Capital Share transactions for the Funds were as follows (Thousands):

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Shares Issued and Redeemed:
Class F:
Shares Issued	429	4,488	34	143	630	1,327	117	162
Shares Issued in Lieu of Cash Distributions	51	37	4	10	198	134	77	85
Shares Redeemed	(722)	(4,459)	(197)	(286)	(1,266)	(1,758)	(442)	(958)
Total Class F Transactions	(242)	66	(159)	(133)	(438)	(297)	(248)	(711)
Shares Issued and Redeemed:
Class D:
Shares Issued	N/A	N/A	N/A	N/A	16	152	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	1	5	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(403)	(100)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	(386)	57	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	42	10	N/A	N/A	5	7	N/A	N/A
Shares Issued in Lieu of Cash Distributions	2	1	N/A	N/A	1	1	N/A	N/A
Shares Redeemed	(73)	(19)	N/A	N/A	(25)	(55)	N/A	N/A
Total Class I Transactions	(29)	(8)	N/A	N/A	(19)	(47)	N/A	N/A
Increase (Decrease) in Capital Shares	(271)	58	(159)	(133)	(843)	(287)	(248)	(711)

	Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Shares Issued and Redeemed:
Class F:
Shares Issued	742	4,315	349	329	1,636	1,059	84	202
Shares Issued in Lieu of Cash Distributions	466	321	271	219	714	349	110	130
Shares Redeemed	(2,735)	(6,017)	(703)	(868)	(2,718)	(2,301)	(258)	(352)
Total Class F Transactions	(1,527)	(1,381)	(83)	(320)	(368)	(893)	(64)	(20)
Shares Issued and Redeemed:
Class D:
Shares Issued	16	37	N/A	N/A	39	131	N/A	N/A
Shares Issued in Lieu of Cash Distributions	1	6	N/A	N/A	7	40	N/A	N/A
Shares Redeemed	(301)	(40)	N/A	N/A	(1,087)	(91)	N/A	N/A
Total Class D Transactions	(284)	3	N/A	N/A	(1,041)	80	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	45	26	N/A	N/A	56	74	N/A	N/A
Shares Issued in Lieu of Cash Distributions	9	4	N/A	N/A	51	22	N/A	N/A
Shares Redeemed	(91)	(30)	N/A	N/A	(253)	(68)	N/A	N/A
Total Class I Transactions	(37)	—	N/A	N/A	(146)	28	N/A	N/A
Decrease in Capital Shares	(1,848)	(1,378)	(83)	(320)	(1,555)	(785)	(64)	(20)

SEI Asset Allocation Trust / Annual Report / March 31, 2022

	Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Shares Issued and Redeemed:
Class F:
Shares Issued	197	448	31	51	601	1,031	65	144
Shares Issued in Lieu of Cash Distributions	532	281	82	65	1,085	509	258	244
Shares Redeemed	(1,383)	(1,486)	(106)	(298)	(2,645)	(3,002)	(348)	(805)
Total Class F Transactions	(654)	(757)	7	(182)	(959)	(1,462)	(25)	(417)
Shares Issued and Redeemed:
Class D:
Shares Issued	N/A	N/A	N/A	N/A	23	46	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	12	12	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(253)	(110)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	(218)	(52)	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	—	—	N/A	N/A	98	22	N/A	N/A
Shares Issued in Lieu of Cash Distributions	—	—	N/A	N/A	28	12	N/A	N/A
Shares Redeemed	—	—	N/A	N/A	(83)	(24)	N/A	N/A
Total Class I Transactions	—	—	N/A	N/A	43	10	N/A	N/A
Increase (Decrease) in Capital Shares	(654)	(757)	7	(182)	(1,134)	(1,504)	(25)	(417)

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not applicable. Class D and Class I shares currently not offered.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended March 31, 2022 were as follows ($ Thousands):

Total
Defensive Strategy Fund
Purchases	$4,230
Sales	6,952
Defensive Strategy Allocation Fund
Purchases	135
Sales	474
Conservative Strategy Fund
Purchases	5,383
Sales	14,587
Conservative Strategy Allocation Fund
Purchases	2,846
Sales	5,135
Moderate Strategy Fund
Purchases	14,283
Sales	36,561
Moderate Strategy Allocation Fund
Purchases	8,960
Sales	11,061
Aggressive Strategy Fund
Purchases	30,924
Sales	53,944

Total
Tax-Managed Aggressive Strategy Fund
Purchases	8,506
Sales	7,287
Core Market Strategy Fund
Purchases	10,851
Sales	20,538
Core Market Strategy Allocation Fund
Purchases	2,426
Sales	2,648
Market Growth Strategy Fund
Purchases	25,061
Sales	42,740
Market Growth Strategy Allocation Fund
Purchases	13,556
Sales	12,965

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of March 31, 2022, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and

SEI Asset Allocation Trust / Annual Report / March 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, or distributable earnings (accumulated losses), as appropriate, in the period that the differences arise. Permanent differences are primarily attributed to the reclassification of short-term capital gains received from affiliated funds, the reclassification of distributions and non-deductible excise tax.

Accordingly, the following permanent differences, primarily attributable to distribution in excess have been reclassified to/from the following accounts as of March 31, 2022 ($ Thousands):

	Distributable Earnings	Paid-in-Capital
Defensive Strategy Allocation Fund	$1	$(1)

These classifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended March 31, 2022 and March 31, 2021 were as follows ($ Thousands):

	Ordinary Income		Long-Term Capital Gains		Return of Capital		Totals
	2022	2021	2022	2021	2022	2021	2022	2021
Defensive Strategy Fund	$462	$371	$80	$–	$–	$–	$542	$371
Defensive Strategy Allocation Fund	50	118	–	–	–	1	50	119
Conservative Strategy Fund	1,619	1,248	711	352	–	–	2,330	1,600
Conservative Strategy Allocation Fund	1,152	1,074	–	–	–	–	1,152	1,074
Moderate Strategy Fund	5,171	2,942	1,299	1,402	–	–	6,470	4,344
Moderate Strategy Allocation Fund	2,752	1,529	3,066	2,785	–	–	5,818	4,314
Aggressive Strategy Fund	8,970	2,816	4,750	3,996	–	–	13,720	6,812
Tax-Managed Aggressive Strategy Fund	1,804	1,043	1,538	2,143	–	–	3,342	3,186
Core Market Strategy Fund	3,661	1,961	3,116	1,538	–	–	6,777	3,499
Core Market Strategy Allocation Fund	513	339	1,659	1,129	–	–	2,172	1,468
Market Growth Strategy Fund	9,593	3,974	7,241	3,657	–	–	16,834	7,631
Market Growth Strategy Allocation Fund	2,763	1,709	5,731	4,962	–	–	8,494	6,671

As of March 31, 2022, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post- October Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings/ (Accumulated Losses)
Defensive Strategy Fund	$11	$135	$—	$—	$—	$21	$167
Defensive Strategy Allocation Fund	—	—	(1,591)	—	(1)	(54)	(1,646)
Conservative Strategy Fund	82	609	—	—	—	(892)	(201)
Conservative Strategy Allocation Fund	121	—	(57)	—	—	3,301	3,365
Moderate Strategy Fund	512	4,375	—	—	—	(2,093)	2,794
Moderate Strategy Allocation Fund	146	3,057	—	—	(1)	14,572	17,774
Aggressive Strategy Fund	—	14,553	—	—	(2)	10,202	24,753
Tax-Managed Aggressive Strategy Fund	—	3,944	—	—	—	38,374	42,318
Core Market Strategy Fund	63	2,415	—	—	—	695	3,173
Core Market Strategy Allocation Fund	2	1,462	—	—	—	12,017	13,481
Market Growth Strategy Fund	162	8,991	—	—	—	4,734	13,887
Market Growth Strategy Allocation Fund	22	8,229	—	—	(1)	60,977	69,227

SEI Asset Allocation Trust / Annual Report / March 31, 2022

The Funds had capital loss carryforwards at March 31, 2022 as follows ($ Thousands):

	Short-Term Loss	Long-Term Loss	Total
Defensive Strategy Allocation Fund	$544	$1,047	$1,591
Conservative Strategy Allocation Fund	57	—	57

Amounts designated as “—“ are $0 or have been rounded to $0.

The Conservative Strategy Allocation Fund utilized capital loss carryforward to offset capital gains of $1,032 ($ Thousands).

For Federal income tax purposes, the cost of investments owned at March 31, 2022, and the net realized gains or losses on investments sold for the period were different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at March 31, 2022, was as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Defensive Strategy Fund	$14,497	$368	$(347)	$21
Defensive Strategy Allocation Fund	4,398	38	(92)	(54)
Conservative Strategy Fund	59,838	1,653	(2,545)	(892)
Conservative Strategy Allocation Fund	23,898	3,301	—	3,301
Moderate Strategy Fund	124,618	5,038	(7,131)	(2,093)
Moderate Strategy Allocation Fund	52,545	17,843	(3,271)	14,572
Aggressive Strategy Fund	137,395	22,360	(12,158)	10,202
Tax-Managed Aggressive Strategy Fund	48,859	40,242	(1,868)	38,374
Core Market Strategy Fund	64,775	6,794	(6,099)	695
Core Market Strategy Allocation Fund	13,409	12,383	(366)	12,017
Market Growth Strategy Fund	161,488	29,577	(24,843)	4,734
Market Growth Strategy Allocation Fund	73,462	64,226	(3,249)	60,977

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

The Underlying SEI Funds and other investment companies and exchange traded products in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset Allocation Risk — The risk that SIMC's decisions regarding asset classes and Underlying SEI Funds will not anticipate market trends successfully.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risk of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Exchange-Traded Products (ETPs) Risk — The risks of owning interests of an ETP, such as an ETF, ETN or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, the Fund or an Underlying SEI Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less

SEI Asset Allocation Trust / Annual Report / March 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund or an Underlying SEI Fund to sell such investments at inopportune times, which could result in losses to the Fund or an Underlying SEI Fund.

Investment Company Risk — When the Fund or an Underlying SEI Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund or an Underlying SEI Fund had invested directly in the underlying investments.

Portfolio Turnover Risk — Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Short Sales Risk — A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales entered into by an Underlying SEI Fund expose the Fund to the risk that the Underlying SEI Fund will be required to buy a security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying SEI Fund and, therefore, the Fund, that is potentially unlimited. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the share price of an Underlying SEI Fund and, therefore, the Fund. Investment in short sales may also cause an Underlying SEI Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — Small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange listed stocks.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Underlying SEI Funds invest. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Commodity Investments Risk — Certain Underlying SEI Funds may invest a portion of their assets in a wholly owned subsidiary that is not registered under the Investment Company Act of 1940, as amended (1940 Act), and invests directly in commodities and commodity-related instruments. Other Underlying SEI Funds may have indirect exposure to commodities by investing in commodity-related instruments. Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying

SEI Asset Allocation Trust / Annual Report / March 31, 2022

commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Currency Risk — As a result of the Fund's and certain Underlying SEI Funds' investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund or an Underlying SEI Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread Fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk — The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, an Underlying SEI Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Underlying SEI Fund’s and, in turn, the Fund’s value may fluctuate and/or the Underlying SEI Fund and the Fund may experience increased redemptions from shareholders, which may impact the Underlying SEI Fund’s and the Fund’s liquidity or force the Underlying SEI Fund and the Fund to sell securities into a declining or illiquid market.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to the current prospectus for a discussion of the risks associated with investing in the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of March 31, 2022, SPTC held of record the following:

Defensive Strategy Fund - Class F	55.85%
Defensive Strategy Allocation Fund - Class F	65.91%
Conservative Strategy Fund - Class F	72.06%
Conservative Strategy Fund - Class D	73.78%
Conservative Strategy Allocation Fund - Class F	87.34%
Moderate Strategy Fund - Class F	85.95%
Moderate Strategy Fund - Class D	75.89%
Moderate Strategy Allocation Fund - Class F	83.77%

SEI Asset Allocation Trust / Annual Report / March 31, 2022

NOTES TO FINANCIAL STATEMENTS (Concluded)

March 31, 2022

Aggressive Strategy Fund - Class F	62.42%
Aggressive Strategy Fund - Class D	88.57%
Aggressive Strategy Fund - Class I	0.15%
Tax-Managed Aggressive Strategy Fund - Class F	91.92%
Core Market Strategy Fund - Class F	95.47%
Core Market Strategy Allocation Fund - Class F	93.52%
Market Growth Strategy Fund - Class F	82.82%
Market Growth Strategy Fund - Class D	86.94%
Market Growth Strategy Allocation Fund - Class F	88.01%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

10. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements through the date of issuance.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Asset Allocation Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Asset Allocation Trust, comprised of Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund (collectively, the Funds), including the schedules of investments, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

May 26, 2022

SEI Asset Allocation Trust / Annual Report / March 31,2022

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of March 31, 2022.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	96

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 81 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	96

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

TRUSTEES
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	96

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	96

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 80 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	96

Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	96

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 67 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015.	96

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 71 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	96

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	96

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	88

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust and SEI Asset Allocation Trust. Independent Consultant of Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust and New Covenant Funds.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 75 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Ankit Puri One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Controller and Chief Financial Officer	since 2022

Director, Fund Accounting, SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, Vanguard from September 2020 – June 2021. Senior Manager, Ernst & Young LLP, October 2017 – August 2020.

				N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Assistant Controller	since 2017	Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Chief Compliance Officer	since 2006

Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds from 2013 to 2020. Chief Compliance Officer of O'Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors' Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Frost Family of Funds since 2019. Chief Compliance Officer of Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund and Delaware Wilshire Private Markets Tender Fund since 2020. Chief Compliance Officer of the Catholic Responsible Investments Funds since 2021. Chief Compliance Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021.

				N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2009

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 54 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Bryant Smith [3] One Freedom Valley Drive Oaks, PA 19456 41 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2022	Mutual Fund Compliance Officer for the SEI Funds and the Advisors’ Inner Circle Series Trust from 2015-2022..	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and

3	Prior to May 11, 2022, Bridget Sudall was the Anti-Money Laundering Compliance Officer and Privacy Officer.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2022

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from October 1, 2021 to March 31, 2022.

The table on this page illustrates your fund’s costs in two ways:

●    Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

●    Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Defensive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$991.30	0.21%	$1.04
Class I	1,000.00	989.20	0.46	2.28
Hypothetical 5% Return
Class F	$1,000.00	$1,023.88	0.21%	$1.06
Class I	1,000.00	1,022.64	0.46	2.32

Defensive Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$993.70	0.35%	$1.74
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Conservative Strategy Fund
Actual Fund Return
Class F	$1,000.00	$993.30	0.26%	$1.29
Class D	1,000.00	989.20	1.01	5.01
Class I	1,000.00	992.20	0.51	2.53
Hypothetical 5% Return
Class F	$1,000.00	$1,023.64	0.26%	$1.31
Class D	1,000.00	1,019.90	1.01	5.09
Class I	1,000.00	1,022.39	0.51	2.57

Conservative Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,038.00	0.35%	$1.78
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77

SEI Asset Allocation Trust / Annual Report / March 31, 2022

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Moderate Strategy Fund
Actual Fund Return
Class F	$1,000.00	$998.00	0.31%	$1.54
Class D	1,000.00	994.60	1.06	5.27
Class I	1,000.00	996.80	0.56	2.79
Hypothetical 5% Return
Class F	$1,000.00	$1,023.39	0.31%	$1.56
Class D	1,000.00	1,019.65	1.06	5.34
Class I	1,000.00	1,022.14	0.56	2.82

Moderate Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,045.50	0.35%	$1.78
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77

Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$978.90	0.35%	$1.73
Class D	1,000.00	974.70	1.10	5.42
Class I	1,000.00	977.60	0.60	2.96
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77
Class D	1,000.00	1,019.45	1.10	5.54
Class I	1,000.00	1,021.94	0.60	3.02

Tax-Managed Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,006.00	0.35%	$1.75
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77

Core Market Strategy Fund
Actual Fund Return
Class F	$1,000.00	$976.40	0.35%	$1.73
Class I	1,000.00	978.80	0.56	2.57
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77
Class I	1,000.00	1,022.34	0.56	2.62

Core Market Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,005.70	0.35%	$1.75
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77

Market Growth Strategy Fund
Actual Fund Return
Class F	$1,000.00	$982.10	0.35%	$1.73
Class D	1,000.00	979.40	1.10	5.43
Class I	1,000.00	981.10	0.60	2.96
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77
Class D	1,000.00	1,019.45	1.10	5.54
Class I	1,000.00	1,021.94	0.60	3.02

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Market Growth Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,006.50	0.35%	$1.75
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

SEI Asset Allocation Trust / Annual Report / March 31, 2022

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Asset Allocation Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by the Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Advisory Agreement be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of the Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of the initial approval and such renewals, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve the existing Advisory Agreement between the Trust and SIMC with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 21-23, 2022 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Board’s renewal was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement. In addition to advisory services, the Board

SEI Asset Allocation Trust / Annual Report / March 31, 2022

considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-

SEI Asset Allocation Trust / Annual Report / March 31, 2022

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 22, 2022, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2021 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee noted that additional monitoring processes, including manual reviews of upcoming market closures, have been implemented.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Asset Allocation Trust / Annual Report / March 31, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2022 taxable year end, this notice is for informational purposes only. For shareholders with a March 31, 2022 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended March 31, 2022, the funds of the SEI Asset Allocation Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Return of Capital	(B) Long-Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Corporate Dividends Received Deduction (1)
Defensive Strategy Fund	0.00%	14.79%	85.21%	100.00%	8.69%
Defensive Strategy Allocation Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Conservative Strategy Fund	0.00%	30.50%	69.50%	100.00%	10.66%
Conservative Strategy Allocation Fund	0.00%	0.00%	100.00%	100.00%	14.65%
Moderate Strategy Fund	0.00%	20.08%	79.92%	100.00%	11.19%
Moderate Strategy Allocation Fund	0.00%	52.70%	47.30%	100.00%	27.48%
Aggressive Strategy Fund	0.00%	34.62%	65.38%	100.00%	8.81%
Tax-Managed Aggressive Strategy Fund	0.00%	46.02%	53.98%	100.00%	31.84%
Core Market Strategy Fund	0.00%	45.98%	54.02%	100.00%	6.28%
Core Market Strategy Allocation Fund	0.00%	76.38%	23.62%	100.00%	32.74%
Market Growth Strategy Fund	0.00%	43.02%	56.98%	100.00%	7.67%
Market Growth Strategy Allocation Fund	0.00%	67.47%	32.53%	100.00%	32.18%

Fund	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gains Distribution (5)	Qualifying Business Income (6)
Defensive Strategy Fund	11.47%	12.11%	30.14%	100.00%	0.17%
Defensive Strategy Allocation Fund	0.00%	0.00%	100.00%	0.00%	0.00%
Conservative Strategy Fund	16.18%	12.60%	28.03%	0.00%	0.32%
Conservative Strategy Allocation Fund	16.17%	0.00%	41.94%	0.00%	0.89%
Moderate Strategy Fund	16.28%	9.36%	10.95%	0.00%	0.35%
Moderate Strategy Allocation Fund	32.79%	0.00%	25.53%	100.00%	0.00%
Aggressive Strategy Fund	22.53%	2.57%	8.26%	100.00%	0.26%
Tax-Managed Aggressive Strategy Fund	47.85%	0.00%	21.42%	100.00%	0.00%
Core Market Strategy Fund	13.85%	6.74%	17.44%	100.00%	0.12%
Core Market Strategy Allocation Fund	49.26%	0.00%	22.03%	100.00%	0.00%
Market Growth Strategy Fund	17.62%	6.00%	12.85%	100.00%	16.09%
Market Growth Strategy Allocation Fund	48.23%	0.00%	21.59%	0.00%	0.00%

Items (A), (B) and (C) are based on the percentage of the Funds total distribution.

(1)

The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a perecentage of ordinary income distributions (the total of short-term capital gain and net investment income distrubtions). It is the intention of the Fund to designate the maximum amount permitted by the Law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

SEI Asset Allocation Trust /Annual Report / March 31, 2022

NOTICE TO SHAREHOLDERS (Unaudited) (Concluded)

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualifed for 20% Business Income Deduction.

SEI Asset Allocation Trust /Annual Report / March 31, 2022

SEI ASSET ALLOCATION TRUST ANNUAL REPORT March 31, 2022

Robert A. Nesher, Chairman

Trustees

William M. Doran

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Ankit Puri

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bryant Smith

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-121 (3/22)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2022 and 2021 as follows:

		Fiscal Year 2022			Fiscal Year 2021
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$135,910	$0	N/A	$130,910	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$331,000	$0	$0	$402,250	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2022	Fiscal 2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2022 and 2021 were $331,000 and $402,250, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the "Committee") currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Asset Allocation Trust

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: June 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: June 8, 2022

By	/s/ Ankit Puri
Ankit Puri, Controller & CFO

Date: June 8, 2022